UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
ATI PHYSICAL THERAPY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11

Letter to Stockholders
TO OUR STOCKHOLDERS:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of ATI Physical Therapy, Inc., to be held virtually at www.virtualshareholdermeeting.com/ATIP2024 on June 12, 2024 at 1:00 p.m. Central Time. The Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person. Instructions for accessing the virtual meeting platform online are included in the proxy statement for this meeting.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our annual report, and proxy card.
Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you are able to attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.
Sincerely,
Erik Kantz
Chief Legal Officer and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 12, 2024. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT www.virtualshareholdermeeting.com/ATIP2024.

790 Remington Blvd.
Bolingbrook, IL 60440
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	June 12, 2024 at 1:00 p.m. Central Time

PLACE:	Our Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, a format designed to increase stockholder access, reduce the environmental impact of a physical meeting, and save ATI Physical Therapy, Inc. and our stockholders time and money. In addition to online attendance, this format provides stockholders with the opportunity to hear all portions of the official meeting, submit written questions during the meeting, and vote online during the open poll section of the meeting. You are invited to attend the live webcast of our meeting, vote your shares and submit questions at www.virtualshareholdermeeting.com/ATIP2024. To join the meeting, you will need the 16-digit control number that is printed on your Notice Regarding the Availability of Proxy Materials. When accessing our Annual Meeting, please allow ample time for online check-in, which will begin at 1:00 p.m. Central Time, on June 12, 2024. If a bank, brokerage firm, or other nominee holds your shares, you should contact that organization for additional information.

ITEMS OF BUSINESS:
	1.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

	2.	To elect nine Directors, each for a one-year term.

	3.	To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.

	4.	To approve an amendment to the ATI Physical Therapy, Inc. 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder.

We will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. At this time we are not aware of any such additional matters.

RECORD DATE:	Only stockholders of record at the close of business on April 15, 2024 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments or postponements thereof.

PROXY VOTING:
On or about April 26, 2024, the proxy statement and form of proxy will first be made available to stockholders and we will mail to stockholders of record as of the Record Date a Notice of Internet Availability of Proxy Materials with instructions for accessing our proxy materials and voting instructions over the Internet, by telephone, or by mail. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.
By Order of the Board of Directors,
Erik Kantz
Chief Legal Officer and Corporate Secretary
April 26, 2024

Table of Contents
PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT SOLICITATION AND VOTING	1
INTERNET AVAILABILITY OF PROXY MATERIALS	1
GENERAL INFORMATION ABOUT THE MEETING	2
CORPORATE GOVERNANCE	6
NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	12
PROPOSAL NO. 1 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
REPORT OF THE AUDIT COMMITTEE	15
PROPOSAL NO. 2 TO ELECT NINE DIRECTORS, EACH FOR A ONE-YEAR TERM	17
NOMINEES TO OUR BOARD OF DIRECTORS	18
EXECUTIVE OFFICERS	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	24
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	27
EXECUTIVE COMPENSATION	29
PAY VERSUS PERFORMANCE	39
PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	40
PROPOSAL NO. 4 APPROVE AN AMENDMENT TO THE ATI PHYSICAL THERAPY 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER	41
ADDITIONAL INFORMATION	50
“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS	51
OTHER MATTERS	51
INCORPORATION BY REFERENCE	51
APPENDIX A 2021 EQUITY INCENTIVE PLAN, AS AMENDED THROUGH JUNE 13, 2023	A-1
APPENDIX B THIRD AMENDMENT TO 2021 EQUITY INCENTIVE PLAN	B-1

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors (“Board of Directors” or “Board”) of ATI Physical Therapy, Inc. for use at our 2024 Annual Meeting of Stockholders, or Annual Meeting, to be held virtually at www.virtualshareholdermeeting.com/ATIP2024 on June 12, 2024 at 1:00 p.m. Central Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting, or Proxy Statement, and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 26, 2024. An annual report for the fiscal year ended December 31, 2023 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to ATI Physical Therapy, Inc. as “ATI,” the “Company,” “we,” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
PURPOSE OF THE ANNUAL MEETING
You are receiving this Proxy Statement because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
RECORD DATE; QUORUM
Only holders of record of our Class A common stock (“Common Stock”) and Series B Preferred Stock at the close of business on April 15, 2024 (the “Record Date”), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 4,395,593 shares of Common Stock outstanding and entitled to vote and holders of our Series B Preferred Stock (as defined below) are entitled to the number of votes as determined as if their shares of Series B Preferred Stock were converted into Common Stock, or 10,514,376 votes, voting together with the holders of the Common Stock as a single class. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 790 Remington Blvd., Bolingbrook, Illinois 60440. If our headquarters are closed during the ten days prior to the Annual Meeting, a stockholder may send a written request to our Chief Legal Officer and Corporate Secretary at 790 Remington Blvd., Bolingbrook, Illinois 60440, and we will arrange a way for the stockholder to inspect the list.
The holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at such meeting as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to conduct business. This presence is called a quorum. Proxies received but marked as abstentions, if any, and broker non-votes (as described below) will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.
VOTING RIGHTS; REQUIRED VOTE
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Common Stock represents one vote (including shares of the Series B Preferred Stock voting on an as-converted basis). We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
For Proposal No. 2, each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, which means that the nine individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. For Proposals No. 1, 3, and 4, approval will require the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION

PROPOSAL 1	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

PROPOSAL 2	To elect nine Directors, each for a one-year term.	For All Nominees

PROPOSAL 3	To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Say on Pay”).	For

PROPOSAL 4	To approve an amendment to the ATI Physical Therapy, Inc. 2021 Equity Incentive Plan to increase the number of shares available for issuance thereunder.	For
ABSTENTIONS; BROKER NON-VOTES
Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. Abstentions are not considered “votes cast” and therefore will have no effect on Proposals No. 1, 3, and 4. At the Annual Meeting, there will be no abstentions on Proposal No. 2. Rather, stockholders will have the option to “withhold” their vote for all or any directors up for election.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 1 is considered a routine matter for which brokers have discretionary authority to vote shares that are beneficially owned. There will therefore be no broker non-votes on Proposal No. 1. The other proposals presented at the Annual Meeting are non-routine matters for which broker non-votes are not deemed to be “votes cast.” Broker non-votes will therefore have no effect on Proposals No. 2, 3 and 4.

VOTING INSTRUCTIONS; VOTING OF PROXIES

VOTE BY INTERNET AT THE ANNUAL MEETING	VOTE BY TELEPHONE OR INTERNET	VOTE BY MAIL

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ATIP2024, where stockholders may vote and submit questions during the meeting. The meeting starts at 1:00 p.m. Central Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.	You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.	You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.
Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 11, 2024. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card by mail, will not affect your right to vote at the Annual Meeting should you decide to attend the Annual Meeting virtually. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals, except for Proposal No. 1. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Chief Legal Officer and Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
EXPENSES OF SOLICITING PROXIES
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
VOTING RESULTS
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days after the Annual Meeting.

CORPORATE GOVERNANCE
BOARD STRUCTURE
Our current Board of Directors consists of ten (10) members:
Teresa Sparks, whose term will expire at the 2025 annual meeting of stockholders; and
Joanne Burns, James Parisi, Sharon Vitti, Daniel Dourney, Jeff Goldberg, John Larsen, Carmine Petrone, Randy Raisman and Andrew Shannahan, whose terms expire at the 2024 annual meeting of stockholders.
In accordance with our Third Amended and Restated Certificate of Incorporation, as amended (“Charter”), we have a declassified Board of Directors.
At each succeeding annual meeting of the stockholders, successors to the directors whose term expires at that annual meeting shall be elected for a one-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal.
As further described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, the phase out of our former classified Board structure commenced at the 2023 Annual Meeting, at which the former Class II directors, Joanne Burns, James Parisi and Sharon Vitti, were nominated for election for a one-year term. At this Annual Meeting of stockholders, the directors elected at the 2023 meeting along with our former Class III directors, Daniel Dourney, John Larsen and Carmine Petrone, together with our additional Preferred Equityholders’ (as defined below) 2023 appointees, Jeff Goldberg, Randy Raisman and Andrew Shannahan, will stand for election for a one-year term. At our 2025 annual meeting of stockholders, all directors will be nominated for election for a one-year term, together with any directors appointed to fill vacancies or newly created directorships. The phasing in of annual elections of directors over this period is designed so that the term of any incumbent director will not be shortened, and to ensure a smooth transition to annual elections of all our directors over time.
In addition, as part of the comprehensive 2023 transaction to enhance the Company’s liquidity further described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Transaction”), we agreed to certain corporate governance changes. Among other things, (i) John Maldonado, a former Class II director who is affiliated with our shareholder Advent International, L.P. (“Advent”) resigned from the Board upon the closing of the Transaction and (ii) holders of our Series A Senior Preferred Stock (“Preferred Equityholders”) have the right to appoint three additional directors to our Board (resulting in the right of the Preferred Equityholders to appoint a total of four directors to the Board). The Preferred Equityholders appointed such directors in 2023 following the closing of the Transaction. The terms of all directors newly appointed by the Preferred Equityholders in 2023 will expire at this Annual Meeting.
The Board has determined that each of Ms. Burns, Mr. Dourney, Mr. Parisi, Mr. Petrone, Mr. Goldberg, Mr. Shannahan, Mr. Raisman, and Ms. Sparks are independent directors under applicable New York Stock Exchange (“NYSE”) rules for purposes of serving on our Board. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with us and any significant stockholder and all other facts and circumstances deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”
ROLE OF THE BOARD IN RISK OVERSIGHT
Our Board of Directors has primary responsibility for the oversight of our risk management while management is responsible for day-to-day management of risk. The Board oversees risk management either as a whole or through Board committees, discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. This risk oversight process includes the Audit Committee of the Board of Directors (i) identifying major risk areas and (ii) presenting such exposure to the Board of Directors to assess our risk identification, risk management and mitigation strategies with respect to areas of potential material risk, including strategic, operational, legal, compliance (other than health care compliance matters), human resources, financial, cybersecurity, strategic, and reputational risk. The risk oversight process also includes the Compensation Committee’s oversight of the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking, the Nominating and Corporate Governance Committee’s oversight of governance practices and the composition of our Board and its committees, and the Health Care Compliance Committee’s oversight of health care compliance matters, including assisting the Board and Audit Committee with oversight of enterprise risk management and compliance issues facing the health care industry.

At each meeting of the Audit Committee of our Board of Directors, our management reports on existing and emerging risks at our Company, including, as appropriate, risk assessments, cyber and data security risks, privacy updates and any security incidents. The Company’s executive management team also meets regularly to discuss cyber and data security risks.
NOMINATION RIGHTS
On June 16, 2021 (the “Business Combination Closing Date”), a Business Combination transaction (the “Business Combination”) was finalized pursuant to the Agreement and Plan of Merger (“Merger Agreement”), dated February 21, 2021 between the operating company, Wilco Holdco, Inc., and Fortress Value Acquisition Corp. II (“FAII”), a special purpose acquisition company. In connection with the closing of the Business Combination, the Company changed its name from Fortress Value Acquisition Corp. II to ATI Physical Therapy, Inc. The Business Combination was accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles. The Company’s Common Stock is listed on the NYSE under the symbol “ATIP.”
In connection with the execution of the Merger Agreement, FAII entered into the Stockholders Agreement with certain entities affiliated with Advent party thereto (the “Advent Stockholders”) which became effective upon the Business Combination Closing Date. Pursuant to the terms of the Stockholders Agreement, the Advent Stockholders had the right to designate director nominees for election to the Board at any meeting of our stockholders (“Advent Directors”). The number of nominees that the Advent Stockholders were entitled to nominate pursuant to the Stockholders Agreement was dependent on the aggregate number of shares of our Common Stock (including any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), shares of our Common Stock, including options and warrants) held by Advent Stockholders. For so long as the Advent Stockholders owned (i) 50% or more of our Common Stock, the Advent Stockholders were entitled to designate five (5) Advent Directors, (ii) 38% or more (but less than 50%) of our Common Stock, the Advent Stockholders were entitled to designate four Advent Directors, (iii) 26% or more (but less than 38%) of our Common Stock, the Advent Stockholders were entitled to designate three Advent Directors, (iv) 13% or more (but less than 26%) of our Common Stock, the Advent Stockholders were entitled to designate two Advent Directors, (v) 5% or more (but less than 13%) of our Common Stock, the Advent Stockholders were entitled to designate one Advent Director and (vi) less than 5%, the Advent Stockholders were not entitled to designate any Advent Directors.
In addition, in connection with our refinancing, on February 24, 2022, we issued, in the aggregate, 165,000 shares of non-convertible Series A Senior Preferred Stock with an initial stated value of $1,000 per share, or $165.0 million of stated value in the aggregate (“Series A Preferred Stock”), which includes warrants to purchase 0.2 million shares of Common Stock. The holders of Series A Preferred Stock, voting as a separate class, had the right to designate and elect one director to serve on the Company’s Board until such time that (i) as of any applicable fiscal quarter end, the Company’s 12-month Consolidated Adjusted EBITDA (as defined in the Certificate of Designation for the Series A Preferred Stock) exceeds $100,000,000, or (ii) the Lead Purchaser (as defined in the Certificate of Designation for the Series A Preferred Stock) ceases to hold at least 50.1% of the Series A Preferred Stock originally held by it. The holders of Series A Preferred Stock designated Daniel Dourney as their designee, and the Board appointed Mr. Dourney to the Board effective February 24, 2022.
In connection with the closing of the Transaction, among other things, (i) our Stockholders Agreement with the Advent Stockholders was terminated and Advent no longer has the right to designate director nominees for election to our Board and (ii) our Preferred Equityholders have the right to appoint three additional directors to our Board (resulting in the right of the Preferred Equityholders to appoint a total of four directors to the Board). The holders of Series A Preferred Stock designated Randy Raisman and Andrew Shannahan as their additional designees, and the Board appointed Mr. Raisman and Mr. Shannahan to the Board effective June 15, 2023. The holders of Series A Preferred Stock further designated Jeff Goldberg as their additional designee, and the Board appointed Mr. Goldberg to the Board effective December 18, 2023.
We were previously a “controlled company” under the listing rules of the NYSE because Advent beneficially owned a majority of the voting power of our outstanding Common Stock. We have ceased being a “controlled company,” and have taken all action necessary to comply with the NYSE listing rules, including ensuring that our Compensation Committee and our Nominating and Corporate Governance Committee are each composed entirely of independent directors, subject to any permitted “phase-in” periods. Our Board of Directors now consists of a majority of independent directors and, if all directors nominated for election at the Annual Meeting are elected, eight of our 10 directors will be independent.

RESIGNATION POLICY
Any nominee for director in an uncontested election who fails to receive a majority of the votes cast at a stockholder meeting must tender their resignation to the Board from the Board and all committees thereof. A director nominee shall have failed to receive the affirmative vote of a majority of votes cast if the number of “against” votes in respect of such director nominee’s election exceeds the number of votes “for” such director nominee’s election (excluding abstentions and broker non-votes). The Nominating and Corporate Governance Committee shall assess the appropriateness of such nominee continuing to serve as a director and shall recommend to the Board the action to be taken with respect to such tendered resignation. Any director who tenders a resignation pursuant to this provision shall not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept the resignation offer. In determining whether or not to recommend that the Board accept any resignation offer, the Nominating and Corporate Governance Committee may consider all factors believed relevant by its members. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days from the publication of the election results.
COMMITTEES OF THE BOARD OF DIRECTORS
We have four standing committees - an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Health Care Compliance Committee. The Board may from time to time establish other committees. Each of the committees reports to the Board as it deems appropriate and as the Board may request. The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Joanne Burns, Jeff Goldberg, James Parisi and Teresa Sparks are members of the Audit Committee. James Parisi is the Chair of the Audit Committee. Each member of the Audit Committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, each of Ms. Burns, Mr. Goldberg, Mr. Parisi and Ms. Sparks is an “audit committee financial expert” within the meaning of 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended.
Under its charter, the functions of the Audit Committee include:
•the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by ATI;
•the pre-approval of all non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by ATI;
•setting clear hiring policies for employees or former employees of the independent registered public accounting firm;
•obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
•reviewing and discussing the Company’s annual audited and quarterly financial statements;
•discussing the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies;
•reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC;
•discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response, and the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposures and steps taken by management to monitor and mitigate such exposure;
•overseeing the performance of the Company’s internal audit function, systems of internal control over financial reporting and disclosure controls and procedures; and

•reviewing the Company’s financial reporting and accounting standards and principles, significant changes in such standards or principles or in their application and the key accounting decisions affecting ATI’s financial statements, including alternatives to, and the rationale for, the decisions made.
The Audit Committee charter also provides that the Audit Committee shall have the sole authority to retain, compensate, direct, oversee and terminate the Company’s independent auditors and any counsel, other auditors and other advisers hired to assist the Audit Committee. However, before engaging or receiving advice from an auditor, external legal counsel or any other adviser, the Audit Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
Compensation Committee
Joanne Burns, John Larsen, Carmine Petrone and Randy Raisman are members of the Compensation Committee. Carmine Petrone is Chair of the Compensation Committee. The Board has determined that Ms. Burns, Mr. Petrone and Mr. Raisman are independent under SEC rules for purposes of serving on the Compensation Committee.
Under its charter, the functions of the Compensation Committee include:
•reviewing and approving annually corporate goals and objectives relating to the compensation of the Chief Executive Officer (“Chief Executive Officer” or “CEO”), evaluating performance of the CEO in light of those goals and reviewing and establishing the CEO’s annual compensation and incentive plan participation levels and bases of participation;
•reviewing and recommending to the Board non-CEO executive officer compensation; evaluating, reviewing and recommending to the Board any changes to, or additional stock-based and other incentive compensation plans in the annual proxy statement and annual report on Form 10-K to be filed with the SEC; and
•reviewing and recommending annually for approval by the Board, the form and amount of non-management director compensation and benefits.
The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
In November 2023, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), a compensation consulting firm, to provide independent executive compensation advisory support to the Compensation Committee, including an assessment of the Company’s long-term incentive compensation strategy. FW Cook reports directly to the Compensation Committee. After taking into consideration the NYSE independence standards and SEC rules as they relate to FW Cook, the Compensation Committee determined that FW Cook’s work does not raise a conflict of interest.
Nominating and Corporate Governance Committee
John Larsen, James Parisi and Andrew Shannahan are members of the Nominating and Corporate Governance Committee. John Larsen is Chair of the Nominating and Corporate Governance Committee. The Board has determined that Mr. Parisi and Mr. Shannahan are independent under SEC rules for purposes of serving on the Nominating and Corporate Governance Committee.
Under its charter, the functions of the Nominating and Corporate Governance Committee include:
•identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders;
•developing and recommending to the Board the corporate governance guidelines applicable to the Company;
•leading the Board in its annual review of the performance of (i) the Board, (ii) the Board committees and (iii) management;
•recommending to the Board nominees for each Board committee;
•reviewing and discussing with management the Company’s Environmental, Social and Corporate Governance (“ESG”) strategy, initiatives, and policies; and

•reviewing and monitoring the operational, regulatory, and reputational risks and impacts of ESG on the Company and provide insight and guidance with respect to the Company’s management of such risks and impacts.
The Nominating and Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. Additionally, the Nominating and Corporate Governance charter also provides that the Nominating and Corporate Governance Committee shall have the sole authority to retain, compensate, direct, oversee and terminate counsel and other advisors hired to assist the Nominating and Corporate Governance Committee, who shall be accountable ultimately to the Nominating and Corporate Governance Committee. However, before engaging or receiving advice from external legal counsel or any other adviser, the Nominating and Corporate Governance Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
Health Care Compliance Committee
Jeff Goldberg, Randy Raisman and Teresa Sparks are members of the Health Care Compliance Committee. Teresa Sparks is Chair of the Health Care Compliance Committee.
Under its charter, the functions of the Health Care Compliance Committee include:
•being knowledgeable about compliance issues facing the health care industry;
•primary responsibility for oversight of health care compliance matters, including assisting the Board and Audit Committee with oversight of enterprise risk management;
•overseeing ATI’s health care regulatory compliance program and monitoring performance; and
•providing an avenue of communication among management, those persons responsible for the internal compliance function, and the Board.
The Health Care Compliance Committee charter also provides that the Health Care Compliance Committee shall have the power to retain outside counsel, auditors or other advisors to assist it in carrying out its activities. However, before engaging or receiving advice from a consultant, external legal counsel or any other adviser, the Health Care Compliance will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.
BOARD AND COMMITTEE MEETINGS AND ATTENDANCE
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During fiscal year 2023, our Board of Directors met 10 times, the Audit Committee met 4 times, the Compensation Committee met 4 times, the Nominating and Corporate Governance Committee met 3 times and the Health Care Compliance Committee met 4 times. During fiscal year 2023, each incumbent member of our Board of Directors attended at least 75% of the aggregate of all meetings of our Board of Directors and of all meetings of committees of our Board of Directors on which such member served that were held during the period in which such director served, except Ms. Burns who could not attend 75% of such meetings.
BOARD ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING
Our policy is to invite and encourage each member of our Board of Directors to be present at our annual meetings of stockholders. We completed our Business Combination and became a public company on June 17, 2021 and this 2024 Annual Meeting is our third annual meeting.

COMMUNICATION WITH DIRECTORS
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors, or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Chief Legal Officer and Corporate Secretary.
All communications are reviewed by the Chief Legal Officer and Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.
The address for these communications is:
ATI Physical Therapy, Inc.
790 Remington Blvd.
Bolingbrook, IL 60440
Attn: Chief Legal Officer and Corporate Secretary
CODE OF ETHICS AND BUSINESS CONDUCT
ATI has adopted a Code of Conduct & Compliance Program Guide applicable to its directors, executive officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that complies with the rules and regulations of the NYSE. A copy of the Code of Conduct & Compliance Program Guide will be provided without charge upon written request to Erik Kantz, Chief Legal Officer and Corporate Secretary, in writing at our principal executive offices at 790 Remington Boulevard, Bolingbrook, Illinois 60440 and a copy can be found on our investor relations website at https://investors.atipt.com under the links “Corporate Governance” and “Governance Documents.” We intend to satisfy any disclosure requirements related to waivers of or amendments to our Code of Conduct & Compliance Program Guide: The ATI Way by posting such information on our website at https://investors.atipt.com.
CORPORATE SOCIAL RESPONSIBILITY
ATI’s culture is shaped by our five core values: Trust, Patient Care, Excellence, Collaboration, and Innovation. We strive to foster a workplace that celebrates inclusion, diversity, fairness, and meritocracy. We rally around our shared purpose of “making every life an active life” and ensure it’s at the heart of everything we do. We empower our employees to share insights, engage with leadership, and freely offer ideas and behaviors to continue improving our organization and our patient care. We seek to recruit and retain a diverse workforce by partnering with universities and providing ongoing opportunities for development. In the communities we serve, ATI is committed to elevating awareness of health and wellness with a specific focus on musculoskeletal (MSK) care. We assist children and families in need through our support of the ATI Foundation, a 501(c)(3) charity organized to provide funding to individuals with physical impairments.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
NOMINATION TO THE BOARD OF DIRECTORS
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the Committee’s charter, our Charter and our amended and restated bylaws (“Bylaws”). The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board of Directors for membership. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders, and others. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Daniel Dourney, Jeff Goldberg, Randy Raisman, and Andrew Shannahan pursuant to nomination rights of the holders of our Series A Preferred Stock (as discussed above), were appointed to the Board of Directors effective February 24, 2022, June 15, 2023, June 15, 2023, and December 18, 2023, respectively. As described further in this Proxy Statement, our Board of Directors has nominated Joanne Burns, James Parisi, Sharon Vitti, Daniel Dourney, Jeff Goldberg, John Larsen, Carmine Petrone, Randy Raisman and Andrew Shannahan for re-election at the 2024 Annual Meeting.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”
DIRECTOR QUALIFICATIONS; DIVERSITY
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board of Directors, on an annual basis, the appropriate characteristics, skills and experience required for the Board of Directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members of the Board of Directors), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, take into account many factors, including ability to make independent analytical inquiries, general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment, experience in the Company’s industry and with relevant social policy concerns, understanding of the Company’s business on a technical level, other board service and educational and professional background. Each candidate nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors. The Nominating and Corporate Governance Committee and the Board of Directors will take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors and making its recommendations to the Company’s stockholders.
Both the Board and the Nominating and Corporate Governance Committee believe that Board diversity is important to ensure a balanced Board with a rounded perspective. Diversity is broadly interpreted by the Board to include viewpoints, background, experience, industry knowledge and geography, as well as more traditional characteristics of diversity, such as race and gender. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, to be in our Company’s and stockholders’ best interests.

PROPOSAL NO. 1
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2024, and recommends that the stockholders vote for ratification of such selection. Deloitte was engaged as our independent registered public accounting firm effective April 4, 2023, which was after the Company filed its Annual Report on Form 10-K for the year ended December 31, 2022 with the SEC.
The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The Board considers the selection of our independent registered public accounting firm to be an important matter of stockholder concern and considers the proposal for stockholders to ratify such selection to be an important opportunity for stockholders to provide direct feedback to the Board on an important issue of corporate governance. In the event that Deloitte is not ratified by our stockholders, the Audit Committee will review its future selection of Deloitte as our independent registered public accounting firm, but may ultimately determine to retain Deloitte. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
We expect representatives of Deloitte to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions by stockholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually.
During the fiscal years ended December 31, 2023 and 2022, aggregate fees for services and related expenses provided by PricewaterhouseCoopers LLP (“PwC”) and Deloitte were as follows.
The following table shows the fees for professional services rendered to us by PwC, our prior independent registered public accounting firm, for services in respect of the year ended December 31, 2022 and the fees for professional services rendered to us by Deloitte, our current independent registered public accounting firm, for services in respect of the year ended December 31, 2023:

	2023	2022
Audit Fees(1)	$1,470,584	$2,162,000
Audit Related Fees(2)	—	$80,000
Tax Fees(3)	$89,551	—
All Other Fees(4)	$1,895	$7,500
Total Fees	$1,562,030	$2,249,500
(1)Audit Fees consist of fees billed for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, and audit services that are normally provided by independent registered public accounting firms in connection with regulatory filings.
(2)Audit-Related Fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.
(3)Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(4)All Other Fees for the years ended December 31, 2023 and 2022 represent payment for access to online software tools provided by Deloitte and PwC, respectively.
All of the services relating to the fees described in the table above were approved by our Audit Committee.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

REPORT OF THE AUDIT COMMITTEE
The purpose of our Audit Committee is to assist our Board of Directors with oversight of (i) the conduct and integrity of the Company’s and its subsidiaries’ (collectively the “Company Group”) external financial reporting; (ii) the performance of the Company Group’s internal audit function and systems of internal control over financial reporting and disclosure controls and procedures; (iii) the qualifications, engagement, compensation, independence and performance of the Company Group’s independent auditors, their conduct of the annual audit of the Company Group’s financial statements, and their engagement to provide any other services; (iv) the Company Group’s legal and regulatory compliance (other than health care compliance matters); and (v) the application of the Company Group’s policies and procedures as established by management and the Board. Our Audit Committee’s principal responsibility is one of oversight. Our management is responsible for determining that our financial statements are complete, accurate, and in accordance with generally accepted accounting principles and establishing satisfactory internal control over financial reporting. The independent auditor is responsible for auditing our financial statements and the effectiveness of our internal control over financial reporting. Our internal and outside counsel are responsible for assuring compliance with laws and regulations and our corporate governance policies.
In the performance of its oversight function, our Audit Committee has reviewed and discussed with Deloitte:
•the audited financial statements of the Company for the fiscal year ended December 31, 2023 with management and our independent registered public accounting firm;
•after interviews, reviews and discussions, selected Deloitte as the Company’s new independent registered public accounting firm;
•the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence and has discussed with our independent registered public accounting firm its independence.
Based on these reviews and discussions, we recommended to our Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 27, 2024.
THE AUDIT COMMITTEE
James Parisi, Chair
Joanne Burns
Teresa Sparks
Jeff Goldberg

ELECTION OF DIRECTORS
As further described in this Proxy Statement, in connection with the Transaction and the 2023 declassification of our Board, at the 2024 Annual Meeting of stockholders, all current directors, except Teresa Sparks, will stand for election for a one-year term. At our 2025 annual meeting of stockholders, all directors, together with any directors appointed to fill vacancies or newly created directorships, will be nominated for election for a one-year term.

PROPOSAL NO. 2
TO ELECT NINE DIRECTORS, EACH FOR A ONE-YEAR TERM
The stockholders will be asked to consider nine nominees for election to the Board, each of whom would serve for a one-year term until the 2024 annual meeting of stockholders of the Company, and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal.
Our Board of Directors currently consists of ten directors. All directors, except Teresa Sparks, will stand for election at the Annual Meeting. The term of office of Teresa Sparks, formerly a Class I director, does not expire until the annual meeting of stockholders held in 2025. At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of the nine nominees named below, each of whom is currently serving as a director, be nominated for a one-year term expiring at the 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal. Each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, which means that the nine individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Shares represented by proxies will be voted “FOR” the election of each of the nine nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than nine directors. Stockholders may not cumulate votes for the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE DIRECTORS.

NOMINEES TO OUR BOARD OF DIRECTORS
The nominees and their ages, occupations, and length of service on our Board of Directors as of the date of this Proxy Statement, are provided below.
Joanne Burns
Ms. Burns, age 63, joined our Board in 2021, and currently is a member of our Audit Committee and Compensation Committee. Prior to serving on the Board, Ms. Burns served as the Chief Strategy Officer for Cerner Corporation, a healthcare IT company, from 2013 to 2019. Ms. Burns serves on the board of directors of Availity, a healthcare claims clearinghouse, as the chair of the performance and compensation committee and a member of the finance committee. Ms. Burns is chair of the management board and the compensation committee of SNOMED International, an international non-profit organization focused on clinical terminology used in electronic health records. Ms. Burns received her B.S. from the State University of New York College at Plattsburgh and her M.P.A. from the University of San Francisco.
James Parisi
Mr. Parisi, age 59, joined our Board in 2021 and currently is a member of our Nominating and Corporate Governance Committee and is the Chair of the Audit Committee. Since May 2018, Mr. Parisi has served on the board of directors of Cboe Global Markets, Inc., a global exchange operator, as the chair of the audit committee and a member of the compensation committee. Previously, Mr. Parisi served on the board of directors of Cotiviti Inc., a clinical and financial analytics company, as the Chair of the audit committee and a member of the board strategy committee from 2015 until 2018. Mr. Parisi also served on the board of directors for Cboe Futures Inc., a futures exchange, where he was a member of the regulatory oversight committee from 2016 until 2018 and served on the board of directors of Pursuant Health, Inc., a provider of self-service health and wellness testing kiosks, as the chair of the audit committee from 2014 until 2021. Mr. Parisi served as Chief Financial Officer of CME Group Inc., a publicly traded company, from 2004 through 2014. Mr. Parisi received his B.S. from the University of Illinois at Urbana-Champaign and his M.B.A. from the University of Chicago Booth School of Business.
Sharon Vitti

Ms. Vitti, age 59, joined our Company as Chief Executive Officer in 2022 with nearly 30 years’ experience in healthcare. Before joining the Company, Ms. Vitti served as Senior Vice President at CVS Health and President of MinuteClinic, where she led all aspects of care delivery, business operations and strategic development. Prior to Ms. Vitti’s tenure at CVS Health and MinuteClinic, she served in executive leadership at Brigham and Women’s Hospital, including nine years as Senior Vice President of Clinical Services for Ambulatory and Women’s Health. Ms. Vitti received her Bachelor of Science degree from Clark University and a Master of Public Administration from New York University.

Daniel Dourney
Mr. Dourney, age 67, joined our Board in February 2022. Mr. Dourney joined the Board of National Spine and Pain Centers in February 2023. From April 2019 to June 2021, Mr. Dourney served as President and Chief Executive Officer of Professional PT, LLC, a provider of outpatient physical and hand therapy and rehabilitation services. Previously, from May 2016 to March 2019, he was the President and Chief Operations Officer of OptimisCorp, a medical technology provider, and, prior to that was the COO of Physiotherapy Associates, an outpatient physical and occupational rehabilitation service and health and wellness program provider, from May 2014 to March 2016. Mr. Dourney has served on the board of directors of OptimisCorp since May 2016. Mr. Dourney received a bachelor’s degree from State University of New York Upstate Medical University and is a physical therapist.
Jeff Goldberg
Mr. Goldberg, age 58, joined our Board in December 2023 and currently is a member of our Audit Committee and Health Care Compliance Committee. Mr. Goldberg serves as Interim Chief Financial Officer (“Chief Financial Officer” or “CFO”) of Advantia Health, a women's health platform seeking to transform health care for all women, including OB/Gyn, lactation, mental health and wellness, and as an advisor and fractional CFO of Higher Ground, a venture-stage developer of pocket-sized GEO-satellite communication devices. Mr. Goldberg also serves as chair of the board of Lannett, a generic pharmaceutical company, and as a board member of Banza, a national pasta company, and This Saves Lives, an early-stage snack-bar company. Previously, from January 2014 to March 2016, Mr. Goldberg served as chair of the board of Physiotherapy Associates, a national provider of outpatient physical therapy services.

John Larsen
Mr. Larsen, age 66, has served on our Board since 2018 and has served as the Chair of the Board since 2021. Mr. Larsen currently is a member of our Compensation Committee and is the Chair of the Nominating and Corporate Governance Committee. He also served as Executive Chairman and a member of the leadership team fulfilling the role of Principal Executive Officer until April 28, 2022. Mr. Larsen’s role at the Company has primarily been to work alongside executives and board members, participating in and nurturing broad networks of alliances with others. Mr. Larsen is an executive at Bridgeway Partners LLC (“Bridgeway”) and Cloverfields, LLC. Prior to forming Bridgeway in 2020, Mr. Larsen served in various roles at UnitedHealth Group from 2005 until 2018. Mr. Larsen was also an executive at Gondola Eye, LLC from 2019 until 2020.
Carmine Petrone
Mr. Petrone, age 41, has served on our Board since 2016 and currently serves as the Chair of the Compensation Committee. Mr. Petrone is a Managing Director at Advent, focused on investments in the healthcare sector. Mr. Petrone has worked on more than 12 Advent investments. Mr. Petrone currently serves on the board of AccentCare, Iodine Software and Simtra BioPharma Solutions. Prior to joining Advent in 2010, Mr. Petrone was an associate at Thomas H. Lee Partners from 2006 to 2008. Mr. Petrone currently serves on the Board of Directors of AccentCare. He holds a B.A. in Economics from the John Hopkins University and an M.B.A. from Harvard Business School.
Randy Raisman
Mr. Raisman, age 47, joined our Board in June 2023 and currently is a member of our Compensation Committee and Health Care Compliance Committee. Mr. Raisman is a Managing Director focused on distressed investing opportunities and the high yield credit markets at Marathon Asset Management, L.P. (“MAM”). Mr. Raisman has led both distressed and performing investments for MAM in the healthcare sector, with a focus on hospitals, medical staffing, laboratory testing and branded and generic pharmaceuticals. Mr. Raisman has also led several large financial services related investments for MAM, with a focus on mortgage lending and mortgage servicing, the insurance sector and the consumer finance sector. Mr. Raisman has over 15 years of experience investing in distressed opportunities in the retail and consumer sectors, having led several restructurings in those industries. Mr. Raisman joined MAM from Chatham Asset Management (2010-2012) where he was an Analyst investing in distressed companies across a broad range of industries. Prior to Chatham Asset Management, Mr. Raisman was a senior member of the investment team at Durham Asset Management (2006-2009), a hedge fund focused on distressed investing. Mr. Raisman holds an M.B.A. degree in Finance from Columbia Business School and a Bachelors of Business Administration and a Masters of Accounting degree from The University of Michigan Business School. He sits on the Board of Directors of Kaleo Pharmaceuticals, Healogics and Auto Europe Group.
Andrew Shannahan

Mr. Shannahan, age 43, joined our Board in June 2023 and currently serves as a member of our Nominating and Corporate Governance Committee. Mr. Shannahan is Head of Research and Partner at Knighthead Capital Management, LLC (“Knighthead”), an event driven and deep value focused SEC-registered investment advisor, specializing in financial and operational restructuring. Mr. Shannahan has had sixteen years of investment experience at Knighthead, and oversees the Knighthead research team, leading complex investment deals. Prior to joining Knighthead in 2008, he spent six years as a senior research analyst for Litespeed Partners, an event-driven hedge fund. Mr. Shannahan serves as a member of the Investment Committee of certain funds managed by Knighthead. He is also on the Board of Directors of Birmingham City Football Club Limited, Birmingham City Limited, Birmingham City Stadium Ltd, Birmingham City Women Football Club Limited, Shelby Companies Limited, Homer City Holdings, LLC, Hertz Global Holdings, Inc., Bowhunter Holdings, LLC, Knighthead Annuity & Life Assurance Company and certain of its affiliates. Mr. Shannahan graduated from Columbia University in 2003.

CONTINUING DIRECTORS
Our sole director serving for a term that ends after the Annual Meeting and her age, occupation, and length of service on our Board of Directors as of the date of this Proxy Statement is provided below.
Teresa Sparks
Ms. Sparks, age 55, joined our Board in December 2021 and is currently a member of the Audit Committee and is the Chair of the Health Care Compliance Committee. From October 2018 to August 2020, Ms. Sparks served as CFO and Executive Vice President of Envision Healthcare, a leading provider of physician-led services and post-acute care services in addition to ambulatory surgery services. Previously, from March 2018 to September 2018, she was the interim CFO at Brookdale Senior Living, and, prior to that, was the CFO at Surgery Partners and its predecessor company, Symbion, Inc., from November 2014 to January 2018. Ms. Sparks currently serves on the board of directors of Harrow Health, Inc., a publicly traded ophthalmic-focused healthcare company, where she is chair of the audit committee and a member of the nominating and governance and compensation committees. Ms. Sparks is also the chair of the audit committee for InnovAge, a publicly traded Program of All-inclusive Care for the Elderly (PACE) program. Ms. Sparks also serves on the board of directors and as chair of the audit committee of several other private companies. Ms. Sparks received a Bachelor’s Degree from Trevecca Nazarene University.
NON-EXECUTIVE DIRECTOR COMPENSATION
In 2023, each non-employee director, except for Carmine Petrone, John Maldonado, Andrew McKnight, Andrew Shannahan and Randy Raisman received (i) annual compensation in the form of a $75,000 annual cash retainer, and (ii) other than Jeff Goldberg, restricted stock units valued at $100,000, as well as additional retainers for committee chairs and, to a lesser extent, members. John Larsen, our Executive Chairman, received an additional $50,000 annual cash retainer and $25,000 restricted stock award for serving as Chairman of the Board.
The director restricted stock unit grant for 2023 vests on the first anniversary of the grant date and entitles the director to receive shares of our Common Stock upon vesting, as further described below. The terms of the Award Agreements (as defined below) with the directors are otherwise the same as the executives.
Annual cash retainers are paid on a quarterly basis at the end of each quarter and include committee fees detailed below.

Committee Cash Retainer	Audit	Compensation	Governance	Health Care Compliance
Chair	$25,000	$20,000	$10,000	$15,000
Member	$15,000	$10,000	$5,000	$5,000

DIRECTOR COMPENSATION - 2023

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

John Larsen	$145,000	$125,000	$270,000
Joanne Burns	$100,000	$100,000	$200,000
James Parisi	$105,000	$100,000	$205,000
Teresa Sparks	$105,000	$100,000	$205,000
Daniel Dourney	$75,000	$100,000	$175,000
John Maldonado	$0	$0	$0
Carmine Petrone	$0	$0	$0
Andrew McKnight	$0	$0	$0
Andrew Shannahan	$0	$0	$0
Randy Raisman	$0	$0	$0
Jeff Goldberg	$2,877	$0	$2,877
(1)The amounts reported represent the grant date fair value of restricted stock units granted in 2023, calculated based on the closing stock price on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The aggregate number of options and stock awards outstanding as of fiscal year end for each director were as follows:
DIRECTOR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Aggregate Outstanding Option Awards (#)	Aggregate Outstanding Stock Awards (#)
John Larsen	4,723	7,845
Joanne Burns	1,630	5,883
James Parisi	1,630	5,883
Teresa Sparks	1,719	5,883
Daniel Dourney	1,070	5,883
John Maldonado	0	0
Carmine Petrone	0	0
Andrew McKnight	0	0
Andrew Shannahan	0	0
Randy Raisman	0	0
Jeff Goldberg	0	0

EXECUTIVE OFFICERS
The following persons were our executive officers as of December 31, 2023:

Name	Age	Title

Sharon Vitti	59	Chief Executive Officer
Joseph Jordan	42	Chief Financial Officer
Chris Cox	41	Chief Operating Officer
Erik Kantz	52	Chief Legal Officer and Corporate Secretary
Augustus Oakes	49	Chief Information Officer
Scott Gregerson	52	Chief Growth Officer
Eimile Tansey	48	Chief People Officer
Our Board of Directors chooses executive officers, who then serve at the discretion of our Board of Directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.
Sharon Vitti
Ms. Vitti joined ATI as Chief Executive Officer in 2022 with nearly 30 years’ experience in healthcare. Before joining the Company, Ms. Vitti served as Senior Vice President at CVS Health and President of MinuteClinic, where she led all aspects of care delivery, business operations and strategic development. Prior to Ms. Vitti’s tenure at CVS Health and MinuteClinic, she served in executive leadership at Brigham and Women’s Hospital, including nine years as Senior Vice President of Clinical Services for Ambulatory and Women’s Health. Ms. Vitti received her Bachelor of Science degree from Clark University and a Master of Public Administration from New York University.
Joseph Jordan
Mr. Jordan was named Chief Financial Officer of ATI in 2019. He is responsible for overseeing financial operations, including accounting, tax, treasury, and investor relations. Mr. Jordan has more than 20 years’ of financial experience in various industries including healthcare, retail, and manufacturing. Prior to being named as CFO, Mr. Jordan served as the Company's Senior Vice President and Chief Accounting Officer, beginning in 2018. Before ATI, Mr. Jordan worked at Sears Holding Corporation (“Sears”), starting as the Assistant Controller and advancing to Vice President and Corporate Controller. He began his career in 2003 and held various positions at Deloitte and Sun Coke Energy before joining Sears. Mr. Jordan received his B.S. in Accounting from Purdue University and is a Certified Public Accountant.
Chris Cox
Mr. Cox was named Chief Operating Officer of ATI in 2022. In this role, he oversees the Company’s ATI Worksite Solutions and Sports Medicine businesses — together known as Health Services — as well as field operations, revenue cycle management, payer contracting and reimbursement, central scheduling and telehealth support, and transformation & enterprise project management. Prior to ATI, Mr. Cox spent nearly 15 years in senior leadership positions at CVS Health. He holds an M.B.A. from The Wharton School at the University of Pennsylvania with a dual concentration in Finance and General Management, and an undergraduate degree from Duke University.

Erik Kantz
Mr. Kantz joined ATI in 2016 as Assistant General Counsel Mergers & Acquisitions. Prior to that, Mr. Kantz was a partner and Vice Chair of the Business Group at Saul Ewing Arnstein & Lehr LLP, and was previously partner and Director of Operations at College Sports Chicago. He holds a bachelor’s degree from Illinois Wesleyan University and a juris doctor degree from DePaul University.
Augustus Oakes
Mr. Oakes was named Chief Information Officer of ATI in 2020, and prior to assuming the role, Mr. Oakes served the Company as Vice President of Business Technology beginning in 2018. Prior to joining the Company, Mr. Oakes served as a management consultant at KPMG LLP from 2013 until 2018, where he helped companies build modern IT operating models and prepare for digital disruption. Mr. Oakes also served in various IT leadership roles at Walgreen Company, d/b/a Walgreens and as a management consultant with Accenture plc. Mr. Oakes holds a degree from Loyola University Chicago.
Scott Gregerson
Mr. Gregerson joined ATI as Chief Growth Officer in January 2023. In this role, he leads growth initiatives across business development, mergers and acquisitions, sales, marketing, real estate, and other potential future growth opportunities. Prior to joining ATI, Mr. Gregerson served in executive-level positions with several large hospital and health systems. He holds a bachelor’s degree from the University of California, Santa Barbara and a juris doctor degree from Washington and Lee University School of Law.
Eimile Tansey
Ms. Tansey joined ATI as Chief People Officer in August 2022 with more than 20 years' experience in Human Resources and Operations. Before coming to ATI, she served as Chief People Officer at elder-care provider InnovAge. Prior to that, Ms. Tansey held various HR leadership positions at CVS Health for more than a decade, rising to Vice President of Human Resources. She holds a Master of Science, Human Resources Management from the University of Maryland Global Campus and a Bachelor of Arts in Political Science and Government from Ohio Wesleyan University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 31, 2024, certain information with respect to the beneficial ownership of our Common Stock for each of our named executive officers (“Named Executive Officers” or “NEOs”), each of our directors, all of our directors and executive officers as a group and each person we know to be the beneficial owner of more than 5% of our Common Stock.
In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities and includes the shares of Common Stock issuable pursuant to options and warrants that are exercisable or settled within 60 days of the date of this table. Shares of Common Stock issuable pursuant to options and warrants are deemed outstanding for computing the percentage of the class beneficially owned by the person holding such securities but are not deemed outstanding for computing the percentage of the class beneficially owned by any other person. Except as otherwise indicated, all share ownership is as of March 31, 2024 and the percentage of beneficial ownership is based on 4,395,593 shares of Common Stock legally outstanding.
The business address of each beneficial owner is c/o ATI Physical Therapy, Inc., 790 Remington Blvd., Bolingbrook, IL 60440, unless otherwise indicated below.

Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage of Beneficial Ownership
5% or Greater Stockholders
Knighthead Capital Management, LLC(1)	5,700,453	57.9%
Marathon Asset Management GP, L.L.C.(2)	4,195,671	48.8%
Advent International, L.P.(3)	2,316,614	52.7%
Onex Corporation(4)	758,040	14.7%
Caspian Capital LP(5)	430,067	8.9%
Named Executive Officers and Directors
Andrew Shannahan	0	*
Randy Raisman	0	*
Jeff Goldberg	0	*
John Larsen(6)	13,245	*
Sharon Vitti(7)	38,044	*
Joanne Burns(8)	7,839	*
Daniel Dourney(9)	7,192	*
James Parisi(10)	8,879	*
Carmine Petrone	0	*
Teresa Sparks(11)	7,928	*
Chris Cox	13,853	*
Joseph Jordan(12)	18,430	*
All Directors and Executive Officers of ATI as a group (16 persons)	145,281	3.3%
*Represents beneficial ownership of less than 1% of total shares of Common Stock legally outstanding.

(1)Based solely on Amendment No. 5 to the Schedule 13D filed on February 8, 2024 by (together, the “Knighthead Reporting Persons”) Knighthead, Knighthead Master Fund, L.P. (“KHMF”), Knighthead (NY) Fund, L.P. (“KHNY”), Knighthead Annuity & Life Assurance Company (“KHAL”), Knighthead Distressed Opportunities Fund, L.P. (“KHDOF”), and KHSU SPV LP LLC (“KHSU”). Knighthead beneficially owns 5,700,453 shares of Common Stock, including (i) 258,600 shares of Common Stock, (ii) 42,198 shares of Common Stock issuable upon exercise of warrants to acquire shares of Common Stock upon payment of $150.00 per share (“Series I Warrants”), (iii) 63,145 shares of Common Stock issuable upon exercise of warrants to acquire shares of Common Stock upon payment of $0.50 per share (“Series II Warrants”) and (iv) 5,336,510 shares of Common Stock issuable upon conversion of second lien PIK convertible notes (“2L Notes”), including the accrued interest as of December 31, 2023. KHMF beneficially owns 2,065,791 shares of Common Stock, including (i) 105,587 shares of Common Stock, (ii) 17,905 shares of Common Stock issuable upon exercise of Series I Warrants, (iii) 26,857 shares of Common Stock issuable upon exercise of Series II Warrants and (iv) 1,915,442 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. KHNY beneficially owns 611,465 shares of Common Stock, including (i) 33,005 shares of Common Stock, (ii) 5,284 shares of Common Stock issuable upon exercise of Series I Warrants, (iii) 7,926 shares of Common Stock issuable upon exercise of Series II Warrants and (iv) 565,250 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. KHAL beneficially owns 2,068,259 shares of Common Stock, including (i) 82,398 shares of Common Stock, (ii) 8,226 shares of Common Stock issuable upon exercise of Series I Warrants, (iii) 12,339 shares of Common Stock issuable upon exercise of Series II Warrants and (iv) 1,965,296 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. KHDOF beneficially owns 954,938 shares of Common Stock, including (i) 37,610 shares of Common Stock, (ii) 10,783 shares of Common Stock issuable upon exercise of Series I Warrants, (iii) 16,023 shares of Common Stock issuable upon exercise of Series II Warrants and (iv) 890,522 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. KHSU beneficially owns 1,965,296 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. Knighthead, pursuant to certain investment management agreements serves as the investment manager of KHMF, KHDOF and KHSU and pursuant to certain investment advisory agreements serves as the investment advisor to KHNY and KHAL. Investment decision with respect to the Common Stock held by KHDOF, KHNY and KHAL are made by Knighthead in its sole discretion. The address of the principal business and principal office of the Knighthead Reporting Persons is c/o Knighthead Capital Management, LLC, 280 Park Avenue, 22nd Floor, New York, NY 10017.

(2)Based solely on Amendment No. 1 to the Schedule 13D filed on February 8, 2024 by (together, the “Marathon Reporting Persons”) Marathon Asset Management GP, L.L.C. (“Marathon”), MAM, Marathon Distressed Credit Master Fund (“MDCM”), Marathon Distressed Credit Fund, L.P. (“MDC”), MCSP Sub LLC (“MCSP”), Marathon StepStone Master Fund LP (“MSMF”), Bruce Richards, and Louis Hanover. Marathon beneficially owns 4,195,671 shares of Common Stock, including (i) 36,236 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 33,448 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 4,125,987 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. MAM beneficially owns 4,195,671 shares of Common Stock, including (i) 36,236 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 33,448 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 4,125,987 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. MDCM beneficially owns 3,000,989 shares of Common Stock, including (i) 30,584 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 28,231 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 2,942,174 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. MDC beneficially owns 540,160 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. MCSP beneficially owns 370,232 shares of Common Stock, including (i) 3,196 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 2,950 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 364,087 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. MSMF beneficially owns 284,290 shares of Common Stock, including (i) 2,456 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 2,267 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 279,567 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. Bruce Richards beneficially owns 4,195,671 shares of Common Stock, including (i) 36,236 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 33,448 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 4,125,987 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. Louis Hanover beneficially owns 4,195,671 shares of Common Stock, including (i) 36,236 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 33,448 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 4,125,987 shares of Common Stock issuable upon conversion of 2L Notes, including the accrued interest as of December 31, 2023. Marathon is the general partner of MAM, and Bruce Richards and Louis Hanover are Managing Members of Marathon. The principal business and principal office address of the Marathon Reporting Persons is c/o Marathon Asset Management, L.P., 1 Bryant Park, 38th Floor, New York, NY 10036.

(3)Based solely on the Form 3 filed on July 10, 2023 by Advent International GP, LLC (“Advent GP LLC”), as the General Partner of Advent International, L.P. (f/k/a Advent International Corporation, “Advent”). Advent manages funds (such funds, together with Advent and Advent GP LLC, the “Advent Reporting Persons”) that collectively beneficially own 2,316,613 shares of Common Stock, which are represented as follows: (i) 226,494 shares held by Advent International GPE VII Limited Partnership, (ii) 619,408 shares held by Advent International GPE VII-B Limited Partnership, (iii) 196,909 shares held by Advent International GPE VII-C Limited Partnership, (iv) 135,543 shares held by Advent International GPE VII-D Limited Partnership, (v) 57,470 shares held by Advent International GPE VII-F Limited Partnership, (vi) 57,470 shares held by Advent International GPE VII-G Limited Partnership (the funds set forth in the foregoing clauses (i)-(vi), the “Advent Luxembourg Funds”), (vii) 209,635 shares held by Advent International GPE VII-A Limited Partnership, (viii) 446,324 shares held by Advent International GPE VII-E Limited Partnership, (ix) 34,878 shares held by Advent GPE VII-H Limited Partnership (the funds set forth in the foregoing clauses (vii)-(ix), the “Advent Cayman Funds”), (x) 1,301 shares held by Advent Partners GPE VII - 2014 Limited Partnership, (xi) 3,116 shares held by Advent Partners GPE VII - 2014 Cayman Limited Partnership, (xii) 3,587 shares held by Advent Partners GPE VII - A 2014 Limited Partnership, (xiii) 2,198 shares held by Advent Partners GPE VII - A 2014 Cayman Limited Partnership, (xiv) 16,123 shares held by Advent Partners GPE VII - Cayman Limited Partnership, (xv) 21,273 shares held by Advent Partners GPE VII – B Cayman Limited Partnership, (xvi) 905 shares held by Advent Partners GPE VII - Limited Partnership, (xvii) 4,258 shares held by Advent Partners GPE VII - A Cayman Limited Partnership, (xviii) 2,143 shares held by Advent Partners GPE VII - A Limited Partnership (the funds set forth in the foregoing clauses (x)-(xviii), the “Advent Partners Funds”) and (xix) 277,578 shares held by GPE VII ATI Co-Investment (Delaware) Limited Partnership (the “Advent Co-Invest Fund”). Advent is the manager of Advent International GPE VII, LLC (“Advent Top GP”), which in turn is the General Partner of each of GPE VII GP Limited Partnership (“Advent GP Cayman”), the Advent Partners Funds, and the Advent Co-Invest Fund. Advent Top GP is also the manager of GPE VII GP S.A.R.L., which is the General Partner of each of the Advent Luxembourg Funds. Advent GP Cayman is the General Partner of each of the Advent Cayman Funds. The address of the Advent Reporting Persons is Prudential Tower, 800 Boylston Street, Suite 3300, Boston, MA 02199.

(4)Based solely on the Schedule 13D filed on June 26, 2023 by Onex Corporation (“Onex”), OMI Partnership Holdings Ltd. (“OMI Partnership Holdings”), Onex Capital Solutions GP, LLC (“OCS GP, LLC”), Onex Capital Solutions GP, LP (“OCS GP, LP”), Onex Capital Solutions Holdings, LP (“OCS”) and Gerald W. Schwartz (together, the “Onex Reporting Persons”). Each of the Onex Reporting Persons beneficially owns or may be deemed to beneficially own 758,040 shares of Common Stock, including (i) 13,240 shares of Common Stock issuable upon exercise of Series I Warrants, (ii) 14,634 shares of Common Stock issuable upon exercise of Series II Warrants and (iii) 730,166 shares of Common Stock issuable upon conversion of 2L Notes. Onex is the sole shareholder of OMI Partnership Holdings; OMI Partnership Holdings is the sole member of OCS GP, LLC; OCS GP, LLC is the general partner of OCS GP, LP; OCS GP, LP is the general partner of OCS; Gerald W. Schwartz is the Chairman of Onex. Mr. Schwartz, the Chairman of Onex, indirectly owns shares representing a majority of the voting rights of the shares of Onex, and as such may be deemed to beneficially own all of the shares of Common Stock beneficially owned by Onex. Mr. Schwartz disclaims any such beneficial ownership. The principal business and principal office address of the Onex Reporting Persons is c/o Onex Corporation, 161 Bay Street P.O. Box 700, Toronto, ON, Canada, M5J 2S1.

(5)Based solely on the Schedule 13D filed on June 27, 2023 (the “Caspian 13D”) by Caspian Capital LP (“Caspian Capital”), Caspian Capital GP LLC (“Caspian GP”), Adam Cohen and David Corleto (together, the “Caspian Reporting Persons”). Each of the Caspian Reporting Persons beneficially owns 430,067 shares of Common Stock, including (i) 3,000 shares of Common Stock, (ii) 12,857 shares of Common Stock issuable upon exercise of Series I Warrants, (iii) 14,210 shares of Common Stock issuable upon exercise of Series II Warrants and (iv) 400,000 shares of Common Stock issuable upon conversion of 2L Notes. Caspian Capital is the investment manager or adviser to certain funds and accounts that hold the Common Stock reported herein. Caspian GP is the general partner of Caspian Capital and Caspian GP is controlled by Adam Cohen and David Corleto. The address of the principal business and principal office of each of the Caspian Reporting Persons is 10 East 53rd Street, 35th Floor, New York, NY 10022.

(6)Includes 3,149 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(7)Includes 12,750 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(8)Includes 1,088 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(9)Includes 714 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(10)Includes 1,088 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(11)Includes 1,148 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

(12)Includes 5,434 shares of Common Stock that may be acquired upon the exercise of stock options, which are presently exercisable or that will become exercisable on or before May 30, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions (or series of transactions) and any currently proposed transactions, to which we have been or will be a participant and in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, director nominees, executive officers or holders of more than 5% of any class of our equity interests at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest. Other than as described below, there have not been any, nor are there any currently proposed, transactions or series of similar transactions meeting the foregoing criteria to which we have been or will be a party.
2023 Debt Restructuring Transaction
On June 15, 2023 (the “Closing Date”), the Company completed a debt restructuring transaction (the “2023 Debt Restructuring”) including: (i) a delayed draw new money financing in an aggregate principal amount of $25.0 million, comprised of (A) 2L Notes and (B) shares of Series B Preferred Stock (the “Series B Preferred Stock”), which will provide the holder thereof with voting rights such that the holders thereof will have the right to vote on an as-converted basis, (ii) the exchange of $100.0 million of the aggregate principal amount of the term loans under the 2022 Credit Agreement (as defined below) held by certain of its Preferred Equityholders for 2L Notes and Series B Preferred Stock and (iii) certain other changes to the terms of the credit agreement, dated as of February 24, 2022, by and among by and among ATI Holdings Acquisition, Inc., Wilco Intermediate Holdings, Inc., Barclays Bank PLC, as Administrative Agent and Issuing Bank and the other lenders party thereto (as amended, the “2022 Credit Agreement”), including modifications of the financial covenants thereunder and relief from the requirements related to the delivery of independent audit reports without a going concern explanatory paragraph. Holders of the 2L Notes will also receive additional 2L Notes upon the in-kind payment of interest on any outstanding 2L Notes. The 2L Notes are convertible into shares of Common Stock at a fixed conversion price.
The 2L Notes are effectively stapled with one share of the Company’s Series B Preferred Stock for every $1,000 principal amount of the 2L Notes. The Series B Preferred Stock represents voting rights only, with the number of votes being equal to the number of shares of Common Stock that each share of Series B Preferred Stock would convert into at a conversion price of $12.87 per share. Additional voting rights accrue to the holders of the 2L Notes through the deemed issuance of the annual 8.0% paid-in-kind 2L Notes with stapled shares of Series B Preferred Stock. The Series B Preferred Stock does not have any dividend or redemption rights. Upon conversion of 2L Notes to Common Stock, the stapled shares of Series B Preferred Stock would be canceled in an amount commensurate with the portion of 2L Notes converted. Based on the voting rights associated with the Series B Preferred Stock attached to the 2L Notes as well as other terms to the 2023 Debt Restructuring, the Company determined that each of Knighthead, MAM and Onex Credit Partners, LLC (“Onex Credit”) became a related party on the Closing Date. Andrew Shannahan, a member of our Board, is a Partner at Knighthead. Randy Raisman, a member of our Board, is a Managing Director at MAM.
On the Closing Date, an additional $3.2 million of 2L Notes with stapled Series B Preferred Stock were issued in connection with the 2023 Debt Restructuring. The terms of the issued 2L Notes and Series B Preferred Stock are the same as those that were subject to the exchange.
In connection with the 2023 Debt Restructuring, Knighthead, MAM and Onex Credit collectively exchanged a principal amount of $100.0 million of the Company’s senior secured term loan for $100.0 million of 2L Notes stapled with a number of shares of Series B Preferred Stock. Of the $100.0 million of 2L Notes issued, approximately $50.8 million were issued to Knighthead, $40.4 million were issued to MAM, and $8.8 million were issued to Onex Credit. The 2L Notes are subordinated in right of payment and lien priority to the 2022 Credit Agreement and mature on August 24, 2028, unless earlier converted, accrue interest at an annual rate of 8.0% payable in-kind on a quarterly basis in the form of additional 2L Notes, and are convertible into shares of Common Stock, at the holder’s option, at a fixed conversion price of $12.50, subject to certain adjustments in the agreement (the “Conversion Price”). Upon conversion of the 2L Notes, the Company shall deliver to the holder a number of shares of Common Stock equal to (i) the principal amount of such 2L Notes plus any accrued and unpaid interest divided by (ii) the Conversion Price.

The following table presents changes in the principal amount of the 2L Notes since the Closing Date (in thousands):

December 31, 2023
2L Notes, principal amount at Closing Date	$103,243
Paid-in-kind interest added during period	4,569
2L Notes, principal amount at end of period	$107,812
As of December 31, 2023, of the 2L Notes principal outstanding and due to related parties, approximately $54.7 million, $43.6 million and $9.5 million were outstanding with Knighthead, MAM, and Onex Credit, respectively.

EXECUTIVE COMPENSATION
This discussion on executive compensation describes the material components of our executive compensation program during fiscal year 2023 and provides an overview of our compensation philosophy and objectives for our NEOs.
Our executive compensation program is designed to align total compensation with Company performance, while enabling us to attract, retain, and motivate individuals who can achieve sustained long-term growth and strong financial performance for our stockholders. Our pay-for-performance driven compensation philosophy and practices are directly tied to increased stockholder value. As a result, NEO compensation is heavily weighted towards providing equity awards and incenting for long-term stock price appreciation.
Our NEOs for 2023 consisted of:

Name	Title
Sharon Vitti	Chief Executive Officer
Joseph Jordan	Chief Financial Officer
Chris Cox	Chief Operating Officer
Oversight of Executive Compensation
Our Compensation Committee is responsible for oversight of our executive compensation program, which is regularly reviewed and discussed with management to ensure alignment with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for talent.
Role of Compensation Committee
Our Compensation Committee is primarily responsible for establishing executive compensation. It does so with the goals of motivating NEOs to achieve our business goals and objectives and enhance long-term stockholder value, while rewarding them for their contribution in achieving these goals and objectives. Our Compensation Committee considers the interests of stockholders and overall Company performance in establishing compensation for our NEOs. Our Compensation Committee and management reference national surveys and publicly available executive officer data for similar companies and general industry as an input for compensation decisions.
Role of Management
Management assists our Compensation Committee in establishing NEO compensation by providing information on Company and individual performance, market data, and business needs, strategy, and objectives. Our Compensation Committee also considers our Chief Executive Officer’s recommendations regarding adjustments to NEO compensation components (other than with respect to their own compensation, for which they recuse themselves from all discussions and recommendations).

Use of a Peer Group
Our Compensation Committee evaluates our executive compensation programs in comparison to those of a select peer group, which in 2022 consisted of 14 similarly-sized public health care facilities companies. Our Compensation Committee uses the peer group to compare total direct compensation and the mix of compensation elements for each NEO against positions at peer group companies with similar responsibilities. Our Compensation Committee also uses the peer group to review executive pay programs and practices at those companies. For 2022 the peer group consisted of the following companies, which our Compensation Committee determined would be adequate to rely on and would continue to be used for 2023:

Acadia Healthcare Company, Inc.	Option Care Health, Inc.
Addus HomeCare Corporation	Pediatrix Medical Group, Inc.
Amedisys, Inc.	RadNet, Inc.
Brookdale Senior Living Inc.	Select Medical Holdings Corporation
Encompass Health Corporation	Surgery Partners, Inc.
National HealthCare Corporation	The Ensign Group, Inc.
National Vision Holdings, Inc.	U.S. Physical Therapy, Inc.
In setting compensation, the Committee considers the peer group companies with which we directly compete for executive talent and stockholder investment. Our Compensation Committee also relies on its general knowledge of executive compensation levels and practices. Most of the Company’s executive search and leadership advisory competitors, from which executive talent is often recruited, are privately held, and therefore not included in the above list of our public peer group companies as information on their compensation practices is difficult to obtain.
We do not set a specific, relative percentile positioning for total direct compensation, or the elements of total direct compensation, as a target for NEO pay levels. Rather, we review the total direct compensation range for each position and the mix of elements to ensure that compensation is adequate to attract and retain key NEOs. Our NEO compensation program is also designed to ensure that a significant proportion of the NEO’s compensation is delivered in equity and thus aligned with the interests of our stockholders.
The Total Rewards Model
The Company considers base salary, cash bonus, long-term incentive awards, health and wellness benefits, career development and perquisites as an executive’s Total Rewards. The Total Rewards model emphasizes an individual’s complete remuneration from the company. It allows the Company to compare the full suite of incentive and retentive tools with those of our peers. Use and consideration of an executive’s Total Reward helps the Company ensure we are retaining the best talent in the industry and motivating the highest levels of performance.
Compensation Philosophy
ATI is a purpose-driven company focused on extraordinary patient outcomes. We value fair pay for our high-performing talent in a fast-paced, exciting culture. We aim to build and evolve our business with individuals who are committed to improving the lives of others. We seek leaders who are passionate about this mission and want to join our culture of excellence. Our Total Rewards approach to compensation is designed to attract, incentivize, and retain high-quality talent as well as promote our unique corporate culture.

Elements of Our NEOs’ Compensation
Our executive compensation program for our NEOs is comprised of the following key components, aligning to our Total Rewards Model, each of which is further described below:

Base Salary
Base salary is a standard element of compensation required to attract and retain talent and provide executives with a base level of cash income. Our Compensation Committee reviews and determines base salary adjustments as part of its annual NEO compensation review, as well as when an NEO is promoted into a new position. Below are the adjustments to NEO base salary compensation in 2023:

NEO	Beginning 2023 Annualized Base Salary	Ending 2023 Annualized Base Salary
Sharon Vitti	$700,000	$700,000
Joseph Jordan	$490,000	$490,000
Chris Cox	$490,000	$490,000
Annual Incentive Bonus Plan
The Company maintains the Annual Incentive Bonus (AIB) Plan for our NEOs. The intent of the AIB Plan is to reward high performance aligned with the Company’s strategic mission. NEOs, in addition to key corporate staff, are eligible to participate in the AIB Plan. Annual cash awards will be forfeited for employees who are terminated prior to the payout of such bonus under the AIB plan.

The Compensation Committee reviewed the Company’s performance against set EBITDA and revenue targets and recognized achievement at 107% of targets. Accordingly, the Compensation Committee approved bonus payouts to the NEOs consistent with the Company’s key corporate staff and other employees, as follows:

Name	2023 Base Salary	2023 AIB Target (% of Base Salary)	2023 AIB Target Opportunity	2023 Annual Bonus Earned
Sharon Vitti	$700,000	100%	$700,000	$805,000
Joseph Jordan	$490,000	75%	$367,500	$385,875
Chris Cox	$490,000	75%	$367,500	$422,625

Long-Term Equity Incentives
As of December 31, 2023 approximately 1.2 million shares of Common Stock were reserved for issuance under the 2021 Plan (as defined below).
For 2023, the Compensation Committee granted restricted stock units to our NEOs, as follows:

Name	Target LTI Value	Restricted Stock Units	Restricted Stock Units (#)
Sharon Vitti	$1,700,000	$1,750,000	102,942
Joseph Jordan	$750,000	$750,000	44,118
Chris Cox	$1,000,000	$1,000,000	58,824
The Compensation Committee decided on this mix of long-term incentives to balance numerous goals, including attracting, motivating, and retaining our NEOs, while aligning them with the long-term interests of our stockholders.
RSUs granted as part of the 2023 annual equity grant vest one-third on each of the first three anniversaries of the date of the grant.
Wilco Acquisition, LP 2016 Equity Incentive Plan
Prior to the Business Combination, Wilco Acquisition, LP adopted the Wilco Acquisition, LP 2016 Equity Incentive Plan (the “2016 Plan”), granting Incentive Common Units (“ICUs”), subject to time-based and performance-based vesting. In connection with the Business Combination, ICU holders received distributions of shares of Common Stock and restricted shares of Common Stock (“Restricted Shares”) from Wilco Acquisition, LP based upon the distribution priorities under the Wilco Acquisition, LP limited partnership agreement. Any Restricted Shares are subject to certain vesting provisions of restricted stock agreements (“Restricted Stock Agreements”) executed by such holders and the terms of the 2021 Plan. See the Company’s Annual Report on Form 10-K for a description of the terms applicable to the restricted shares of Common Stock, and see “Security Ownership of Certain Beneficial Owners and Management,” “Outstanding Equity Awards at Fiscal Year-End” and “Agreements with Named Executive Officers” herein for additional information on the outstanding shares of Common Stock and restricted shares of Common Stock held by NEOs and directors.
Additional NEO Compensation
401(k) Plan
The Company maintains a tax-qualified 401(k) savings plan (the “401(k) Plan”), in which all of our employees, including our NEOs, are eligible to participate. The 401(k) Plan allows participants to contribute up to 80% of base salary on a pre-tax basis (or on a post-tax basis, with respect to elective Roth deferrals) into individual retirement accounts, subject to any maximum annual limits set by the Internal Revenue Service. The Company provides for per pay period matches to employees of up to 50% of an employee’s first 6% of contributions to the 401(k) Plan. Participants are immediately, fully vested in their own contributions and any Company matches once eligible for match. Participants become eligible for the Company match after one year of service with the Company during which they performed at least 1,000 hours of service.
Employee Benefits and Perquisites
Our NEOs are eligible to receive the same employee benefits that are generally available to all of our full-time employees, subject to the satisfaction of certain eligibility requirements. This includes medical, dental and vision benefits, flexible spending accounts, short-term and long-term disability, and life insurance.

Nonqualified Deferred Compensation
The Company maintains a non-qualified deferred compensation plan under which a select group of highly compensated employees are permitted to supplement contributions made under the 401(k) Plan by deferring up to 50% of their base salary. There is no corresponding Company match provided in the non-qualified plan. Any refunds for prior year contributions returned due to discrimination testing can be rolled into the non-qualified plan at 100%.
Severance Benefits
Our NEOs are parties to employment agreements with the Company that provide for certain severance benefits in certain circumstances as described below.
Other Compensation Practices and Policies
Clawback Policy
In November 2023, the Company adopted a compensation Clawback Policy (the “Policy”) to comply with recently adopted rules of the NYSE, which require the recovery of certain forms of executive compensation in the case of accounting restatements resulting from a material error in an issuer’s financial statements. Pursuant to the terms of our Clawback Policy for Covered Executives (as defined in the Policy), if we are required to file an accounting restatement with the SEC to correct an error in previously issued financial statements, then we will recover (reimbursement or forfeiture) from any Covered Executives, any Incentive Compensation (as defined in the Policy) received by such Covered Executives during the last three fiscal years that exceeds the amount of Incentive Compensation that otherwise would have been received by the Covered Executives had it been determined based on the restated amounts. For a full description of the Policy, see the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 27, 2024 and incorporated herein by reference.

Hedging and Pledging Activities
Under our Insider Trading Policy, our employees, including our NEOs and members of our Board, are prohibited from hedging or pledging our stock, engaging in short selling of our securities, trading in derivative securities of our Company, holding our securities in a margin account, or otherwise pledging them as collateral for a loan.
Tax Implications of Executive Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1 million in compensation per year on the amount public companies may deduct with respect to certain executive officers. When determining compensation for our NEOs, our Compensation Committee balances many factors, including the limitation on the Company’s ability to deduct compensation imposed by Section 162(m) in addition to market trends for similar roles and positions and determines compensation it believes is in the best interests of the Company’s stockholders’ long-term interests.
Accounting for Stock-Based Compensation
The Company follows ASC 718 for our stock-based compensation awards. ASC 718 requires us to measure, and recognize, the compensation expense for all share-based payment awards made to our employees and independent members of our Board, based on grant date fair value. This calculation is performed for accounting purposes and reported in the executive compensation tables included below in this proxy, even though the recipient of an equity award may never realize any value from the awards the recipient was granted.

Compensation Tables
The section below contains information, both narrative and tabular, regarding the compensation paid to our NEOs for the fiscal year 2023.
Delinquent Section 16(a) Reports
To our knowledge, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners have been met.

SUMMARY COMPENSATION TABLE

Name and Principal Position		Salary	Bonus	Stock Awards	Option Awards	Non- qualified Deferred Compensation Earnings	All Other Compensation	Total
	Year	($)	($)	($)(1)	($)(1)	($)	($)(2)	($)

Sharon Vitti, CEO	2023	702,692	805,000	1,750,000	0	0	81,172	3,338,864
	2022	449,615	450,000	850,000	851,063	0	37,144	2,637,822

Joseph Jordan, CFO	2023	490,000	385,875	750,000	0	2,048	10,224	1,638,147
	2022	471,885	210,000	250,000	264,782	(2,940)	16,178	1,209,905

Chris Cox, COO	2023	491,885	572,625	1,000,000	0	0	117	2,064,627
	2022	9,423	0	0	0	0	0	9,423
(1)The assumptions used in determining the values disclosed in the Stock Awards and Option Awards columns are set out in the 2023 Consolidated Financial Statements included in Part II, Item 8, of our Annual Report on Form 10-K filed on February 27, 2024.
(2)Amounts shown in the All-Other Compensation column for 2023 are comprised of the following:

	401(k) Match	Other*	Total
Sharon Vitti	$5,654	$75,518	$81,172
Joseph Jordan	$9,900	$324	$10,224
Chris Cox	$—	$117	$117
*Other perquisites include: life insurance benefits, long term disability insurance benefits and cell phone reimbursements. Also, includes housing and furniture rental for Ms. Vitti in Illinois.

Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding all outstanding equity awards held by each individual as of December 31, 2023.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Sharon Vitti	19,126	78.00	5/12/2032	110,207	676,671

Joseph Jordan	2,797	171.00	11/23/2031	46,969	288,390

	5,350	87.00	3/7/2032

Chris Cox				58,824	361,179
(1)Restricted shares of Common Stock held by each NEO as of December 31, 2023, including restricted shares of Common Stock received in distribution from Wilco Acquisition, LP related to ICUs held by each NEO. Restricted shares of Common Stock vest in installments on each quarterly anniversary of the Business Combination Closing Date over the shorter of: (a) the eight-year period from the original grant date of the underlying ICUs, or (b) three years post-Business Combination Closing Date, subject to the NEO’s continued service through each vesting date.
(2)The market value of shares of outstanding restricted stock is based on $6.14, the closing stock price on December 29, 2023.
Agreements with Named Executive Officers
The Company has entered into employment agreements with Ms. Vitti, Mr. Cox, and Mr. Jordan.
The Company’s employment agreements with Ms. Vitti, Mr. Cox, and Mr. Jordan (the “Executive Employment Agreements”), provide for an initial term of three years that automatically renews for one-year terms thereafter, unless notice of non-renewal is provided 30 days before the renewal date, and a minimum base salary of $700,000 for Ms. Vitti and $490,000 for Mr. Cox and Mr. Jordan. In addition, the Executive Employment Agreements provide for annual target bonuses equal to 75% of base salary for Mr. Cox and Mr. Jordan. Ms. Vitti’s Executive Employment Agreement provides for annual target bonuses equal to 100% of base salary. The Executive Employment Agreements also provide for other standard benefits and perquisites, such as reimbursement of reasonable business expenses and entitlement to health and welfare benefits generally available to other executive employees, including vacation and sick leave, medical, dental, life and disability insurance benefits.
The Executive Employment Agreements provide that Ms. Vitti be granted long-term incentive equity awards from ATI for each of 2022, 2023 and 2024, that Mr. Cox be granted long-term incentive equity awards from ATI for each of 2023 and 2024, and that Mr. Jordan be granted long-term incentive equity awards from ATI in each of 2021, 2022 and 2023.

The aggregate grant-date value of such annual equity awards are to be $1,700,000 for Ms. Vitti in respect to each of 2022, 2023 and 2024, and $1,000,000 for Mr. Cox in 2023 and $500,000 in respect to 2024, and $500,000 for Mr. Jordan in respect of 2022 and $750,000 in respect of 2023. Ms. Vitti’s agreement provides that fifty percent (50%) of the aggregate value of the equity awards in respect of 2022, 2023, and 2024 are to be granted in the form of restricted stock units and the remaining fifty percent (50%) is to be granted in the form of stock options; for Mr. Cox, his agreement provides that one hundred percent (100%) of the aggregate value of the equity awards in respect of 2023 and 2024 are to be granted in the form of restricted stock units; for Mr. Jordan, his agreement does not specify the allocation between restricted stock units and stock options in respect to their equity awards in 2023. While Ms. Vitti’s agreement provided for an annual equity award of $1,700,000 for 2023, she was awarded $1,750,000 for administrative reasons approved by the Board. See “Summary Compensation Table” above. The forms of equity awards in respect of subsequent years will be determined by ATI’s Compensation Committee after consultation with an external compensation consultant.
The equity awards are governed by the terms of the Executive Employment Agreements, the 2021 Plan, the Restricted Stock Agreements, and certain Restricted Stock Unit Award Agreements and Stock Option Award Agreements (the “Award Agreements”), as applicable. The equity awards in respect of fiscal year 2022 will vest in three equal annual installments over three years from the Business Combination Closing Date or date of grant, depending on the award, and vesting of equity awards in respect of subsequent years will be determined by the Company’s Compensation Committee after consultation with an external compensation consultant. With respect to years following 2023, Mr. Jordan will be eligible to receive equity awards on terms and conditions determined by the Company’s Compensation Committee after consultation with an external compensation consultant. With respect to years following 2024, Ms. Vitti and Mr. Cox will be eligible to receive equity awards on terms and conditions determined by the Company’s Compensation Committee after consultation with an external compensation consultant.
Under the terms of Ms. Vitti’s agreement, in the event of a termination without cause by the Company or a termination for good reason by Ms. Vitti, during the term of her Executive Employment Agreement and at any time other than within 24 months following a change in control, Ms. Vitti will receive (i) an amount equal to 1.5 times the sum of annual base salary and target bonus amount, payable in substantially equal installments over 18 month from termination; (ii) an annual bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Ms. Vitti’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company; (iii) reimbursement of COBRA costs for a coverage period of 12 months, if elected, the employer and employee portion of any COBRA health and welfare premiums for a period equal to eighteen (18) months from the date of termination, or, if earlier, (x) the first date that Ms. Vitti is no longer eligible for COBRA, or (y) the first date that Ms. Vitti becomes eligible for health benefits from another employer; or (b) upon termination during the 24-month period following a Change in Control (i) an amount equal to 2.0 times the sum of (x) Ms. Vitti’s base salary and (y) Target Bonus, in a lump sum on the first payroll date, (ii) an annual bonus for the then-current fiscal year based on actual performance for such year, pro-rated from the first date of such fiscal year through Ms. Vitti’s last date of continued active employment, payable at the same time as annual bonuses are paid other senior executives of the Company, (iii) if elected, the employer and employee portion of any COBRA health and welfare premiums for a period equal to eighteen (18) months from the date of such termination, or, if earlier, (x) the first date that Ms. Vitti is no longer eligible for COBRA or (y) the first date that Ms. Vitti becomes eligible for health benefits from another employer, and (iv) all prior unvested grants of equity incentive compensation made to Ms. Vitti pursuant to the 2021 Plan as of the date of such termination. Under the terms of the agreements, in the event of a termination without cause by the Company or a termination for good reason by Mr. Cox or Mr. Jordan, during the term of their respective Executive Employment Agreements and at any time other than within 18 months following a change in control, each will receive (i) an amount equal to 1.25 times the sum of annual base salary and target bonus amount, payable in 15 monthly installments; (ii) a pro-rated annual bonus based on actual performance for the year in which termination occurs; (iii) reimbursement of COBRA costs for a coverage period of 12 months, and (iv) immediate vesting of any restricted shares received in connection with ICUs granted under the 2016 Plan. In the event of a termination of without cause by the Company or termination for good reason by Mr. Cox or Mr. Jordan, within 18 months following a change in control, each are to receive (i) an amount equal to 1.5 times the sum of his annual base salary and target bonus amount, payable in a lump sum; (ii) a pro-rated annual bonus based on actual performance for the year in which termination occurs; (iii) reimbursement of COBRA costs for a coverage period of 12 months, and, with respect to Mr. Jordan, (iv) immediate vesting of any restricted shares received in connection with the ICUs granted under the 2016 Plan. Any such severance payments will be subject to applicable taxes and the executive’s execution and non-revocation of a general release of claims and continued compliance with restrictive covenant provisions. Any unvested RSUs and stock options are forfeited immediately upon termination of employment (for any reason), and any vested stock options are forfeited immediately upon termination for cause. Any vested options must be exercised prior to the earliest to occur of (i) the expiration date (which is 10 years after the grant date), (ii) 12 months after termination of employment due to death or disability, (iii) 90 days following termination of employment other than for death, disability, or termination for cause, or (iv) the date of termination for cause. Upon a change in control, (i) any awards under the Award Agreements are to be continued and or assumed by the Company or surviving company, or substituted by the surviving company with substantially similar terms for the outstanding awards, and (ii) and Restricted Shares are to vest immediately prior to the change in control. Additionally, if a participant’s employment or service is terminated upon or within 24 months following a change in control by ATI without cause or upon such other circumstances as determined by the Compensation Committee, the unvested portion (if any) of all outstanding awards held by the participant will immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, unless otherwise provided in an award agreement.
Most Executive Employment Agreements contain restrictive covenants generally prohibiting each executive from providing services to a competitor or soliciting employees or business contacts for 15 months following termination of employment, or for 18 months if the executive receives enhanced severance upon a qualifying termination within 18 months following a change in control. In addition, the Executive Employment Agreements mandate that the confidentiality obligations continue after termination of employment.
Any compensation payable under an Executive Employment Agreement, and any awards under the Award Agreements and Restricted Stock Agreements, are subject to recoupment under the 2021 Plan and applicable law, including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the SEC and/or national securities exchange on which the Company’s shares are listed. Under the terms of the 2021 Plan, if after termination of employment the Committee determines in its discretion that the executive engaged in an act or omissions that would have warranted termination for cause, or after termination the executive violated any continuing obligation or duty in respect of the Company, such executive’s rights, payments and benefits with respect to an award are subject to cancellation, forfeiture and/or recoupment.
As defined in a substantively similar manner under the relevant agreements:
“Termination for cause” means termination of employment for (i) willful misfeasance or nonfeasance (including not following the reasonable written direction of the Board, any committee or the Company’s CEO (other than due to disability), or repeated intentional refusal to perform assigned duties (other than due to disability), which in each case continues uncured for 30 days after written notice; (ii) personally engaging in illegal conduct or any act of moral turpitude which reasonably could be expected to harm the Company; (iii) breaching in any material respect the Executive Employment Agreement (other than due to disability) which continues uncured for 30 days after written notice, other than a breach of confidentiality or restrictive covenants (which do not require written notice or opportunity to cure); or (iv) commencement of employment with another company without prior consent.
“Termination without cause” means the Company’s termination of the executive other than for cause or due to executive’s death or disability.
“Termination for good reason” means voluntary termination by executive if (i) there is a reduction in executive’s annual salary or percentage target bonus opportunity then in effect; (ii) the Company acts in any way that adversely affects employee’s participation in or materially reduce executive’s benefits under any benefit plan of the Company, except those changes generally affecting similarly situated employees; (iii) the Company materially breaches the terms of the Executive Employment Agreement; or (iv) there is a material diminution of executive’s job title, reporting relationship or job duties or responsibilities that are materially inconsistent with the position under the agreement; in each case provided that (y) executive notifies the Board in writing of any event constituting the basis for a termination for good reason within 30 days after their knowledge of the initial existence of the circumstance, and (z) the Company fails to cure such circumstance within 30 after such notice.
“Disability” means an executive’s inability to perform the essential duties, responsibilities, and functions of their position as a result of any mental or physical disability or incapacity for a length of time that the Company determines is sufficient to satisfy such obligations as it may have to provide leave under applicable family and medical leave laws and/or “reasonable accommodation” under applicable federal, state or local disability laws.

“Change in control” means (i) any person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities, (ii) during any period of two consecutive years (the “Board Measurement Period”) individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii) or (iv) of this definition, or a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board, (iii) merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (provided that a merger or consolidation effected to implement a recapitalization of the Company or similar transaction in which no Person other than those covered by the exceptions in (i) above acquires more than 50% of the combined voting power of the Company’s then outstanding securities (which is not a change in control), or (iv) the stockholders of the Company approve the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (y) the sale or disposition of all or substantially all of the assets of the Company to a person(s) who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (z) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

Pay Versus Performance

Year	Summary Compensation Table Total for PEO #1 (1)	Summary Compensation Table Total for PEO #2 (2)	Summary Compensation Table Total for PEO #3 (3)	Compensation Actually Paid to PEO #1 (4)	Compensation Actually Paid to PEO #2 (4)	Compensation Actually Paid to PEO #3 (4)	Average Summary Compensation Table Total for Non-PEO NEOs (5)	Average Compensation Actually Paid to Non-PEO NEOs (6)	Value of Initial Fixed $100 Investment Based On:	Net Income (Loss)
									Total Shareholder Return (7)
(a)	(b)	(bb)	(bbb)	(c)	(cc)	(ccc)	(d)	(e)	(f)	(h)
2023	3,338,864	-	-	2,365,562	-	-	1,851,387	1,349,717	1	(66,078)
2022	2,637,822	537,231	-	1,227,273	496,591	-	1,209,905	814,747	3	(493,047)
2021	-	1,145,602	2,943,057	-	1,145,126	4,448,222	1,094,096	1,096,857	34	(782,028)
(1)Represents the total compensation paid to Sharon Vitti, our current Principal Executive Officer (“PEO #1”) since April 28, 2022. The dollar amounts reported in column (b) are the amounts of total compensation reported for Ms. Vitti in the "Total" column of the Summary Compensation Table ("SCT").
(2)Represents the total compensation paid to John Larsen, our prior Principal Executive Officer (“PEO #2”). The dollar amounts in column (bb) are the amounts of total compensation reported for Mr. Larsen in the "Total" column of the SCT. John Larsen became ATI's Executive Chairman on August 9, 2021, and August 30, 2021 through April 27, 2022, he was acting CEO.
(3)Represents the total compensation paid to Labeed Diab, our prior Principal Executive Officer (“PEO #3”), who stepped down effective August 7, 2021. The dollar amounts reported in column (bbb) are the total amounts of total compensation reported for Mr. Diab in the "Total" column of the SCT.
(4)The dollar amounts reported in column (c), (cc), and (ccc) represent the amount of compensation actually paid ("CAP") to the PEO computed in accordance with Item 402(v) of Regulation S-K; adjustments were made to the PEO's total compensation for each year to determine the CAP.
(5)The dollar amounts reported in column (d) represent the average of the amounts for the Company's NEOs as a group (excluding the PEO) in the "Total" column of the SCT. The current Non-PEO NEOs are Joseph Jordan and Chris Cox.
(6)The dollar amount reported in column (e) represents the average amount of CAP to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K; adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the CAP.
(7)TSR (as defined below) calculation start date is 6/17/21 (rather than 1/1/21) since that is the date our Common Stock began trading on the NYSE following the Business Combination / de-SPAC.
Relationship between CAP disclosed in the Pay Versus Performance table, and other table elements
CAP to Mrs. Vitti was higher in 2023 relative to 2022 due to her taking position as PEO in 2022. The increase in CAP to PEO, Mr. Diab, was largely related to severance. The average NEO CAP increased over the reported period, primarily because of the change in NEOs in 2023 compared to 2022 and 2021.
The decrease in ATI’s stock price largely contributed in ATI’s Total Shareholder Return (“TSR”) in 2023 and 2022 compared to 2021. The PEO's CAP and the average NEOs' CAP amounts are aligned with ATI's TSR. This is due primarily to ATI's use of equity incentives, which are tied directly to stock price.
ATI’s Net Income decreased from 2023 and 2022 compared to 2021 and was directionally aligned with PEO CAP and the average NEO CAP for the reported period.

PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A of the Exchange Act, we are providing stockholders with the opportunity to approve, on an advisory basis, the compensation of our NEOs as described in Executive Compensation and the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and our executive compensation philosophy and practices, as discussed in this Proxy Statement. As discussed in those disclosures, our compensation programs are designed to align total executive compensation with Company performance while enabling us to attract, retain, and motivate executives who can achieve sustained long-term growth and strong financial performance for our stockholders. Our Compensation Committee continually reviews the compensation program for our NEOs to ensure it achieves the desired goals of aligning our executive compensation structure with our stockholder interests.
As an advisory vote, this Proposal No. 3 is not binding. However, our Board of Directors and Nominating and Corporate Governance Committee value the opinions expressed by stockholders in their vote on this Proposal No. 3 and will consider the outcome of the vote when making future decisions regarding the compensation of our NEOs. We are asking our stockholders to indicate their support for the compensation of our NEOs by voting “FOR” the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the Company’s compensation of its NEOs, as disclosed in the Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including Executive Compensation and the compensation tables regarding NEO compensation, together with the accompanying narrative disclosure.”
Unless the Board modifies its policy on the frequency of future executive compensation advisory votes, the next executive compensation advisory vote will be held at the 2025 Annual Meeting of Stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
APPROVAL THE AMENDMENT TO THE ATI PHYSICAL THERAPY, INC. 2021 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN
At the Annual Meeting, the stockholders will be asked to approve an amendment to the ATI Physical Therapy, Inc. 2021 Equity Incentive Plan, as amended through June 13, 2023 (the “2021 Plan”) to increase the number of shares available for issuance under the 2021 Plan. The 2021 Plan is attached hereto as Appendix A. Such approval will require the affirmative vote of majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. If approved, the number of shares of Common Stock available for issuance under the 2021 Plan will be increased by 4,500,000 shares from 1,165,785 shares to 5,665,785 shares. On April 25, 2024, our Board of Directors unanimously adopted the amendment to our 2021 Plan (the “2021 Plan Amendment”), a copy of which is attached hereto as Appendix B.
Background
The 2021 Plan allows the Company to grant executive officers, key employees, members of the Company’s Board of Directors and other service providers of the Company stock options, stock appreciation rights, restricted stock, performance awards and restricted stock units. The purpose of granting awards under the 2021 Plan is to enhance our long-term performance and to provide the selected individuals with an incentive to improve our growth and profitability by acquiring a proprietary interest in the Company’s success. The 2021 Plan was originally adopted by the Company’s Board of Directors on May 5, 2021 and by the Company’s stockholders on June 15, 2021, prior to the time that we became a publicly held company. At our annual meeting of stockholders held on June 2, 2022, the stockholders approved an amendment to the Company’s 2021 Plan to increase the number of shares of Common Stock reserved for issuance by 11,220 shares, or from 414,566 shares to 425,786 shares, plus the number of restricted shares of Common Stock distributed by Wilco Acquisition, LP that were forfeited by the holder up to a maximum of 16,744 shares of Common Stock, which was the total number of restricted shares of Common Stock distributed to the holders that remained subject to vesting under the terms of the Restricted Stock Agreements executed by the holders. At our annual meeting of stockholders held on June 13, 2023, the stockholders approved an amendment to the Company’s 2021 Plan to increase the number of shares of Common Stock reserved for issuance by 740,000 shares, or from 424,785 shares to 1,165,785 shares.
As of December 31, 2023 approximately 0.2 million shares of Common Stock remained available for issuance for new awards under the 2021 Plan. The Board believes the increase represented by the 2021 Plan Amendment will ensure our ability to continue to grant stock options and other awards, which are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Our ability to issue shares under the 2021 Plan, also allows the Company to preserve capital, to incentivize our employees and to align the employees interests with those of our stockholders. Our employees are our most valuable asset, and such awards are crucial to our ability to motivate individuals to achieve our goals. As such, the Company proposed to amend, subject to stockholder approval, the 2021 Plan to increase the share reserve by 4,500,000 shares of Common Stock. Accordingly, the Board of Directors has adopted a 2021 Plan Amendment, subject to stockholder approval. The 2021 Plan Amendment increases the number of shares of Common Stock available for issuance under the 2021 Plan by 4,500,000.
If the 2021 Plan Amendment is not approved, the aggregate number of shares of the Company’s Common Stock that currently may be issued pursuant to Awards under the 2021 Plan will be approximately 1.2 million shares.
Summary of the 2021 Plan
The principal features of the 2021 Plan are summarized below. The summary does not purport to be a complete statement of the terms of the 2021 Plan and is qualified in its entirety by reference to the full text of the 2021 Plan, attached hereto.
Purpose
The purpose of the 2021 Plan is to align the interests of eligible participants with our stockholders by providing incentive compensation tied to ATI’s performance. The intent of the 2021 Plan is to advance ATI’s interests and increase stockholder value by attracting, retaining and motivating key personnel.

Awards
The types of awards available under the Incentive Plan include stock options (both incentive and non-qualified), SARs, restricted stock awards, RSUs and stock-based awards. All awards granted to participants under the 2021 Plan will be represented by an award agreement.
Shares Available
If this Proposal No. 4 is approved, the number of shares of Common Stock available for issuance under the 2021 Plan will be increased by 4,500,000 from 1,165,785 to 5,665,785 subject to certain provisions of the 2021 Plan including regarding adjustment as summarized below under “Adjustments”. Within the share reserve, currently a total of 1,165,785 shares of Common Stock are available for awards of incentive stock options. As of December 31, 2023, under the 2021 Plan there were: 99,285 shares of Common Stock subject to outstanding options and an aggregate of 768,439 shares of restricted stock or shares underlying restricted stock unit awards outstanding but not yet vested, based on the passage of time.
If any award granted under the 2021 Plan is cancelled, expired, forfeited, surrendered or otherwise terminated without consideration or delivery of the shares to the participant, then such shares will be returned to the 2021 Plan and be available for future awards under the 2021 Plan. However, shares that are withheld from any award in payment of the exercise, base or purchase price or taxes, or not issued or delivered as a result of the settlement of an award in cash, or repurchased by ATI on the open market with the proceeds of a stock option, will not be returned to the 2021 Plan nor be available for future awards under the 2021 Plan.
The share reserve will be reduced by one share for each share subject to an award. If a share that was subject to an award is returned to the share reserve, the share reserve will be credited with one share.
Eligibility
Any employee, officer, non-employee director or any natural person who is a consultant or other personal service provider to ATI or any of its subsidiaries or affiliates can participate in the 2021 Plan, at the Committee’s (as defined below) discretion. In its determination of eligible participants, the Committee may consider any and all factors it considers relevant or appropriate, and designation of a participant in any year does not require the Committee to designate that person to receive an award in any other year. As of December 31, 2023, approximately 28 employees, 7 executive officers, and 5 non-employee directors were eligible for future awards, and no consultants or other personal service providers are anticipated to be eligible to participate in the 2021 Plan.
Effective Date and Duration
The 2021 Plan took effect as of June 15, 2021 (the “Effective Date”) and will terminate on the tenth anniversary of the Effective Date, subject to earlier amendment or termination. See “Plan Amendments or Termination” below.
Administration
Pursuant to its terms, the 2021 Plan may be administered by the Compensation Committee of the Board of Directors, such other committee of the Board of Directors appointed by the Board of Directors to administer the 2021 Plan or the Board of Directors, as determined by the Board of Directors (such administrator of the Incentive Plan, the “Committee”). The Committee has the power and discretion necessary to administer the 2021 Plan, with such powers including, but not limited to, the authority to select persons to participate in the 2021 Plan, determine the form and substance of awards under the 2021 Plan, determine the conditions and restrictions, if any, subject to which such awards will be made, modify the terms of awards, accelerate the vesting of awards, and make determinations regarding a participant’s termination of employment or service for purposes of an award. The Committee’s determinations, interpretations and actions under the Incentive Plan are binding on ATI, the participants in the 2021 Plan and all other parties. The 2021 Plan is administered by our Compensation Committee, which solely consists of independent directors, as appointed by the Board of Directors from time to time. The Compensation Committee may delegate authority to one or more officers of ATI to grant awards to eligible persons other than members of the Board of Directors or who are subject to Rule 16b-3 of the Exchange Act, as permitted under the 2021 Plan and under applicable law.

Stock Options
A stock option grant entitles a participant to purchase a specified number of shares of Common Stock during a specified term (with a maximum term of ten years) at an exercise price that will not be less than the fair market value of a share as of the date of grant.
The Committee will determine the requirements for vesting and exercisability of the stock options, which may be based on the continued employment or service of the participant with ATI for a specified time period, upon the attainment of performance goals or both. The stock options may terminate prior to the end of the term or vesting date upon termination of employment or service (or for any other reason), as determined by the Committee. Unless approved by the ATI stockholders, the Committee may not take any action with respect to a stock option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements of the stock exchange on which shares of Common Stock are listed, or that would result in the cancellation of “underwater” stock options in exchange for cash or other awards, other than in connection with a change in control.
Stock options granted under the 2021 Plan will be either non-qualified stock options or incentive stock options (with incentive stock options intended to meet the applicable requirements under the Code). Stock options are nontransferable except in limited circumstances.
Stock Appreciation Rights
A SAR granted under the 2021 Plan will give the participant a right to receive, upon exercise or other payment of the SAR, an amount in cash, shares of Common Stock or a combination of both equal to (i) the excess of (a) the fair market value of a share on the date of exercise less (b) the base price of the SAR that the Committee specified on the date of the grant multiplied by (ii) the number of shares as to which such SAR is exercised or paid. The base price of a SAR will not be less than the fair market value of a share as of the date of grant. The right of exercise in connection with a SAR may be made by the participant or automatically upon a specified date or event. SARs are nontransferable, except in limited circumstances.
The Committee will determine the requirements for vesting and exercisability of the SARs, which may be based on the continued employment or service of the participant with ATI for a specified time period or upon the attainment of specific performance goals. The SARs may be terminated prior to the end of the term (with a maximum term of ten years) upon termination of employment or service, as determined by the Committee. Unless approved by ATI stockholders, the Committee may not take any action with respect to a SAR that would be treated as a “repricing” under the then applicable rules, regulations or NYSE listing requirements, or that would result in the cancellation of “underwater” SARs in exchange for cash or other awards, other than in connection with a change in control.
Restricted Stock Awards
A restricted stock award is a grant of a specified number of shares of Common Stock to a participant, which restrictions will lapse upon the terms that the Committee determines at the time of grant. The Committee will determine the requirements for the lapse of the restrictions for the restricted stock awards, which may be based on the continued employment or service of the participant with ATI over a specified time period, upon the attainment of performance goals, or both.
The participant will have the rights of a stockholder with respect to the shares granted under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions with respect thereto, unless the Committee determines otherwise to the extent permitted under applicable law. If a participant has the right to receive dividends paid with respect to a restricted stock award, such dividends shall not be paid to the participant until the underlying award vests. Any shares granted under a restricted stock award are nontransferable, except in limited circumstances. A participant may make an election under Section 83(b) of the Code for tax planning purposes, other than in connection with a change in control.
Restricted Stock Units
A RSU granted under the 2021 Plan will give the participant a right to receive, upon vesting and settlement of the RSUs, one share per vested unit or an amount per vested unit equal to the fair market value of one share as of the date of determination, or a combination thereof, at the discretion of the Committee. The Committee may grant RSUs together with dividend equivalent rights (which will not be paid until the award vests), and the holder of any RSUs will not have any rights as a stockholder, such as dividend or voting rights, until the shares Common Stock underlying the RSUs are delivered.

The Committee will determine the requirements for vesting and payment of the RSUs, which may be based on the continued employment or service of the participant with ATI for a specified time period and also upon the attainment of specific performance goals. RSUs will be forfeited if the vesting requirements are not satisfied. RSUs are nontransferable, except in limited circumstances.
Stock-Based Awards
Stock-based awards may be granted to eligible participants under the 2021 Plan and consist of an award of, or an award that is valued by reference to, shares of Common Stock. A stock-based award may be granted for past employment or service, in lieu of bonus or other cash compensation, as director’s compensation or any other purpose as determined by the Committee. The Committee will determine the requirements for the vesting and payment of the stock-based award, with the possibility that awards may be made with no vesting requirements. Upon receipt of the stock-based award that consists of shares of Common Stock, the participant will have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote and receive dividends (which will not be paid until the award vests).
Performance-Based Compensation
All types of awards granted under the 2021 Plan may be granted with vesting, payment, lapse of restrictions and/or exercisability requirements that are subject to the attainment of specific performance goals. The Committee may adjust performance goals, or the manner of measurement thereof, as it deems appropriate.
Plan Amendments or Termination
The Company’s Board of Directors may amend, modify, suspend or terminate the 2021 Plan; provided that if such amendment, modification, suspension or termination materially and adversely affects any award, ATI must obtain the affected participant’s consent, subject to changes that are necessary to comply with applicable laws. Certain amendments or modifications of the 2021 Plan may also be subject to the approval of our stockholders as required by SEC and NYSE rules or applicable law.
Termination of Service
Awards under the 2021 Plan may be subject to reduction, cancellation or forfeiture upon termination of service or failure to meet applicable performance conditions or other vesting terms.
Under the 2021 Plan, unless an award agreement provides otherwise, if a participant’s employment or service is terminated for cause, or if after termination the Committee determines that the participant engaged in an act that falls within the definition of cause, or if after termination the participant engages in conduct that violates any continuing obligation of the participant with respect to ATI, ATI may cancel, forfeit and/or recoup any or all of that participant’s outstanding awards. In addition, if the Committee makes the determination above, ATI may suspend the participant’s right to exercise any stock option or SAR, receive any payment or vest in any award pending a determination of whether the act falls within the definition of cause (as defined in the 2021 Plan). If a participant voluntarily terminates employment or service in anticipation of an involuntary termination for cause, that shall be deemed a termination for cause.
Right of Recapture
Awards granted under the 2021 Plan may be subject to recoupment in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recoupment of erroneously awarded compensation). ATI has the right to recoup any gain realized by the participant from the exercise, vesting or payment of any award if, within one year after such exercise, vesting or payment (a) the participant is terminated for cause, (b) if after the participant’s termination the Committee determines that the participant engaged in an act that falls within the definition of cause or materially violated any continuing obligation of the participant with respect to ATI or (c) the Committee determines the participant is subject to recoupment due to a clawback policy.

Change in Control
Under the 2021 Plan, in the event of a change in control of ATI, as defined in the 2021 Plan, all outstanding awards shall either be (a) continued or assumed by the surviving company or its parent or (b) substituted by the surviving company or its parent for awards, with substantially similar terms (with appropriate adjustments to the type of consideration payable upon settlement, including conversion into the right to receive securities, cash or a combination of both, and with appropriate adjustment of performance conditions or deemed achievement of such conditions (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, unless otherwise provided in an award agreement).
Only to the extent that outstanding awards are not continued, assumed or substituted upon or following a change in control, the Committee may, but is not obligated to, make adjustments to the terms and conditions of outstanding awards, including without limitation (i) acceleration of exercisability, vesting and/or payment immediately prior to, upon or following such event, (ii) upon written notice, provided that any outstanding stock option and SAR must be exercised during a period of time immediately prior to such event or other period (contingent upon the consummation of such event), and at the end of such period, such stock options and SARs shall terminate to the extent not so exercised, and (iii) cancellation of all or any portion of outstanding awards for fair value (in the form of cash, shares, other property or any combination of such consideration), less any applicable exercise or base price.
Notwithstanding the foregoing, if a participant’s employment or service is terminated upon or within 24 months following a change in control by ATI without cause or upon such other circumstances as determined by the Committee, the unvested portion (if any) of all outstanding awards held by the participant will immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, unless otherwise provided in an award agreement.
Assumption of Awards in Connection with an Acquisition
The Committee may assume or substitute any previously granted awards of an employee, director or consultant of another corporation who becomes eligible by reason of a corporate transaction. The terms of the assumed award may vary from the terms and conditions otherwise required by the 2021 Plan if the Committee deems it necessary. The assumed awards will not reduce the total number of shares available for awards under the 2021 Plan.
Adjustments
In the event of any recapitalization, reclassification, share dividend, extraordinary cash dividend, stock split, reverse stock split, merger, reorganization, consolidation, combination, spin-off or other similar corporate event or transaction affecting the shares of Common Stock, the Committee will make equitable adjustments to (i) the number and kind of shares or other securities available for awards and covered by outstanding awards, (ii) the exercise, base or purchase price or other value determinations of outstanding awards, and/or (iii) any other terms of an award affected by the corporate event.
Award Limits
A non-employee director may not be granted during a calendar year awards that have a fair value that, when added to all other cash compensation received in respect of service as a member of the Board of Directors that year, exceeds $500,000.

U.S. Federal Tax Consequences
Incentive Stock Options
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, ATI will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by ATI for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonqualified Stock Options
Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income equal to the amount by which the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.
Stock Appreciation Rights
In general, no taxable income is reportable when SARs are granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any cash or shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.
Restricted Stock Awards
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than 30 days after the date the shares are acquired.
Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards
There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Committee or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Stock-Based Awards
The tax consequences associated with any other stock-based award of unrestricted shares or an award that is valued by reference to shares granted under the 2021 Plan will vary depending on the specific terms of the award. A participant acquiring unrestricted shares generally will recognize ordinary income equal to the fair market value of the shares on the grant date. The factors that will determine the timing and character of the income include whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Common Stock.
Section 409A
Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Certain types of awards granted under the 2021 Plan may be subject to the requirements of Section 409A. It is intended that the 2021 Plan and all awards comply with, or be exempt from, the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for ATI
ATI generally will be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to our chief executive officer, chief financial officer and the other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these covered employees, including awards that ATI grants pursuant to the 2021 Plan, whether performance-based or otherwise, will be subject to the $1 million annual deduction limitation. It is possible that all or a portion of the compensation paid to covered employees in the form of equity grants under the 2021 Plan may not be deductible by ATI, to the extent that the annual deduction limitation is exceeded.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF CURRENT U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND ATI WITH RESPECT TO AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
New Plan Benefits
Amendment to 2021 Equity Incentive Plan

Benefits that will be awarded or paid under the 2021 Plan, if stockholder approval of this Proposal 4 is obtained, cannot currently be determined as such future awards are within the Compensation Committee’s discretion.
Other Information
The closing price of a share of Common Stock on March 28, 2024 was $5.58 per share.

The following table shows the number of shares of Common Stock underlying outstanding stock option and RSU awards as of December 31, 2023, that have been granted to certain individuals or groups of individuals under the 2021 Plan since the plan’s inception.

Name and Position or Group	Shares Underlying Outstanding Stock Option Awards(1)	Shares Underlying Outstanding RSU Awards(1)	Total
NEOs of ATI
Sharon Vitti, Chief Executive Officer	19,126	110,207	129,333
Joseph Jordan, Chief Financial Officer	8,147	46,520	54,667
Chris Cox, Chief Operating Officer	—	58,824	58,824
All Current Named Executive Officers as a Group	27,273	215,551	242,824
All Current Directors Who Are Not Named Executive Officers as a Group	10,772	31,353	42,125
Each Nominee for Election as Director
Joanne Burns	1,630	5,883	7,513
James Parisi	1,630	5,883	7,513
Sharon Vitti (See Above)
Daniel Dourney	1,070	5,883	6,953
Jeff Goldberg	—	—	—
John Larsen	4,723	7,821	12,544
Carmine Petrone	—	—	—
Randy Raisman	—	—	—
Andrew Shannahan	—	—	—
Each Associate of Any of Such Directors, Named Executive Officers or Nominees	—	—	—
Each Other Person Who Received or is to Receive 5% of Such Options or Rights	—	—	—
All Current Employees, Including Current Officers who are not Named Executive Officers as a Group	61,240	520,460	581,700
(1)Assumes continuation of service to satisfy vesting requirements.

Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2023 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing compensation plans that have been approved by stockholders and plans that have not been approved by stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plans approved by stockholders	99,285	$91.73	240,829
Equity compensation plans not approved by stockholders	0	$0	0
Total	99,285	$91.73	240,829
Board Recommendation
The Board of Directors seeks stockholder approval of the 2021 Plan Amendment to comply with applicable NYSE listing requirements and with the amendment provisions of the 2021 Plan.
The 2021 Plan Amendment will not become effective unless and until stockholder approval is obtained. If stockholders do not approve this Proposal No. 4, the 2021 Plan will instead remain in effect in accordance with its pre-existing terms and without giving effect to the 2021 Plan Amendment.
The Board of Directors believes that approval of the 2021 Plan Amendment is appropriate to enable the Company to continue to provide reasonable and competitive compensation to its employees and other service providers and thereby attract and retain the most qualified personnel.
OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 PLAN AMENDMENT.

ADDITIONAL INFORMATION
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Our Bylaws provide that, for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Company’s Secretary.
To be timely for our 2025 annual meeting of stockholders, a stockholder’s notice of nomination or other proposal of business must be delivered to or mailed and received by our Chief Legal Officer and Corporate Secretary at our principal executive offices not earlier than February 12, 2025 and not later than March 14, 2025. A stockholder’s notice to the Chief Legal Officer and Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 annual meeting of stockholders must be received by us not later than December 27, 2024 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, as amended, no later than April 11, 2025.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the reporting and information requirements of the Exchange Act, as amended, and as a result file reports, proxy statements and other information with the SEC. The SEC maintains a website at www.sec.gov that contains reports, proxy and information statements and other information regarding registrants, such as ATI Physical therapy, Inc., that file electronically with the SEC. We also maintain a website at www.atipt.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not part of this Information Statement.
AVAILABILITY OF SEC FILINGS, CODE OF CONDUCT, AND COMMITTEE CHARTERS
Copies of our reports on Forms 10-K, 10-Q, 8-K, all amendments to those reports filed with the SEC, our code of conduct, corporate governance guidelines, and the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are posted on and may be obtained through our website, https://investors.atipt.com.
ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our Common Stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company or you are in possession of stock certificates): visit https://continentalstock.com/ and log into your account to enroll.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our Common Stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at 800.509.5586 or visit https://continentalstock.com/ with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of a Notice of Internet Availability of Proxy Materials, this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders. Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Chief Legal Officer and Corporate Secretary at 790 Remington Blvd. Bolingbrook, IL 60440.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding, or our Chief Legal Officer and Secretary at the address or telephone number listed above.
OTHER MATTERS
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
INCORPORATION BY REFERENCE
We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. We are disclosing important information to you by referring you to those documents. Information we subsequently file with the SEC will automatically update and supersede information contained in this Proxy Statement and in our other filings with the SEC. This Proxy Statement incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on February 27, 2024.

Appendix A
ATI Physical Therapy
2021 EQUITY INCENTIVE PLAN
1.Purpose.
The purpose of the ATI Physical Therapy 2021 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.
2.Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:
“Affiliate” means any Person directly or indirectly controlling, controlled by, or under common control with such other Person.
“Award” means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, or Stock-Based Award granted under the Plan.
“Award Agreement” means a notice or an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 15.2 hereof.
“Beneficial Owner” has the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cause” has the meaning set forth in Section 13.2 hereof.
“Change in Control” has the meaning set forth in Section 11.4 hereof.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of no fewer than two members of the Board who are appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.
“Common Stock” means the Company’s common stock, par value $0.0001 per share.
“Company” means ATI Physical Therapy, Inc. (f/k/a Fortress Value Acquisition Corp. II), a Delaware corporation, or any successor thereto.
“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.
“Disability” means, unless otherwise defined in an Award Agreement, a disability described in Treasury Regulations Section 1.409A-3(i)(4)(i)(A). A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.
“Effective Date” has the meaning set forth in Section 16.1 hereof.
“Eligible Person” means any Person who is an officer, employee, Non-Employee Director, or any natural person who is a consultant or other personal service provider of the Company or any of its Subsidiaries.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
“Fair Market Value” means, as applied to a specific date, the price of a share of Common Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of Common Stock reported on any established stock exchange or national market system including without limitation the New York Stock Exchange (“NYSE”) and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise or unless otherwise specified in an Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of Common Stock on the date as of which Fair Market Value is to be determined, or if shares of Common Stock are not publicly traded on such date, as of the most recent date on which shares of Common Stock were publicly traded. Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of Common Stock as established by the Committee; provided that if the calculation of Fair Market Value is for purposes of setting an exercise or base price of a Stock Option or a Stock Appreciation Right, then such calculations shall be based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder.
“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.
“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.
“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.
“Participant” means any Eligible Person who holds an outstanding Award under the Plan.
“Person” means an individual, corporation, partnership, association, trust, unincorporated organization, limited liability company or other legal entity. All references to Person shall include an individual Person or a group (as defined in Rule 13d-5 under the Exchange Act) of Persons.
“Plan” means the ATI Physical Therapy 2021 Equity Incentive Plan as set forth herein, effective as of the Effective Date and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.
“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.
“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of Common Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.
“Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary, as applicable.
“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of Common Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Stock-Based Award” means a grant of shares of Common Stock or any award that is valued by reference to shares of Common Stock to an Eligible Person under Section 10 hereof.
“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.
“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other Affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such Affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.
“Treasury Regulations” means regulations promulgated by the United States Treasury Department.
3.Administration.
3.1Committee Members. The Plan shall be administered by the Committee. To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NYSE or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The Board may exercise all powers of the Committee hereunder and may directly administer the Plan. Neither the Company nor any member of the Board or Committee shall be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Award thereunder.
3.2Committee Authority. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change in Control or upon termination of Service of a Participant under certain circumstances (including, without limitation, upon retirement)) and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such Persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.
3.3Delegation of Authority. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.
4.Shares Subject to the Plan.
4.1Number of Shares Reserved. Subject to adjustment as provided in Section 4.2 and Section 4.4 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal. Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal 20,728,254. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.
4.2Share Replenishment. Following the Effective Date, to the extent that an Award granted under this Plan is canceled, expired, forfeited or surrendered without consideration or otherwise terminated without delivery of the shares of Common Stock to the Participant under the Plan, the shares of Common Stock retained by or returned to the Company will (i) not be deemed to have been delivered under the Plan (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company. Notwithstanding the foregoing, shares of Common Stock that are (x) withheld from any Stock Option or Stock Appreciation Right in payment of the exercise, base or purchase price or taxes relating to such an Award, (y) not issued or delivered as a result of the net settlement of any Award, or (z) repurchased by the Company on the open market with the proceeds of an Option, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan.
4.3Awards Granted to Non-Employee Directors. No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board for such calendar year, exceeds $500,000.
4.4Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other corporate event or transaction or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock or other securities provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock, units or other securities or rights subject to then outstanding Awards, (iii) the exercise, base or purchase price for each share or unit or other security or right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, and/or (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.
5.Eligibility and Awards.
5.1Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.
5.2Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.
5.3Award Agreements. Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of the Award, as determined by the Committee, will be set forth in the applicable Award Agreements as described in Section 15.2 hereof.
6.Stock Options.
6.1Grant of Stock Options. A Stock Option may be granted to any Eligible Person selected by the Committee, except that an Incentive Stock Option may be granted only to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option. All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable.
6.2Exercise Price. The exercise price per share of a Stock Option (other than a Stock Option substituted or assumed under Section 15.9) shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant. The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.
6.3Vesting of Stock Options. The Committee shall, in its discretion, prescribe in an award agreement the time or times at which or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Option are not satisfied, the Award shall be forfeited.
6.4Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Subject to compliance with Section 409A of the Code and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised, but not beyond ten (10) years from the Date of Grant.

6.5Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as specified in an Award Agreement (including applicable vesting requirements), a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee. In accordance with Section 15.10 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.
6.6Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 15.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee to the extent also permitted by the general instructions of the Form S-8 registration statement, as may be amended from time to time, in each case as may be approved by the Committee in its discretion at the time of proposed transfer; provided, in each case, that any permitted transfer shall be for no consideration. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 15.3 hereof.
6.7Additional Rules for Incentive Stock Options.
(a)Eligibility. An Incentive Stock Option may be granted only to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.
(b)Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a Nonqualified Stock Option.
(c)Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.
(d)Termination of Service. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.
(e)Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

(f)Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.
6.8Repricing Prohibited. Subject to the adjustment provisions contained in Section 4.4 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NYSE or other principal exchange on which the Common Stock is then listed.
6.9No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.
7.Stock Appreciation Rights.
7.1Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant, or that provides for the automatic exercise or payment of the right upon a specified date or event. Stock Appreciation Rights shall be non-transferable, except as provided in Section 15.3 hereof. All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.
7.2Terms of Share Appreciation Rights. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. Subject to compliance with Section 409A of the Code and the provisions of this Section 7.2, the Committee may extend at any time the period in which a Stock Appreciation Right may be exercised, but not beyond ten (10) years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right shall be determined by the Committee in its discretion; provided, however, that the base price per share shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant (other than with respect to a Stock Appreciation Right substituted or assumed under Section 15.9).
7.3Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.
7.4Repricing Prohibited. Subject to the adjustment provisions contained in Section 4.4 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NYSE or other principal exchange on which the Common Stock is then listed.

7.5No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Appreciation Right unless and until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.
8.Restricted Stock Awards.
8.1Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.
8.2Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award are not satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.
8.3Transfer Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 15.3 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.
8.4Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding a Restricted Stock Award granted hereunder shall have the right to exercise voting rights with respect to the period during which the Restricted Stock Award is subject to forfeiture (the “Restriction Period”), and have the right to receive dividends on the Restricted Stock Award during the Restriction Period (and, if so, on what terms) provided that if a Participant has the right to receive dividends paid with respect to the Restricted Stock Award, such dividends shall be subject to the same vesting terms as the related Restricted Stock Award.
8.5Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
9.Restricted Stock Units.
9.1Grant of Restricted Stock Units. A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. Restricted Stock Units shall be non-transferable, except as provided in Section 15.3 hereof.
9.2Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.
9.3Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.
9.4Dividend Equivalent Rights. Dividends shall not be paid with respect to Restricted Stock Units. Dividend equivalent rights may be granted with respect to the Shares subject to Restricted Stock Units to the extent permitted by the Committee and set forth in the applicable Award Agreement; provided that any dividend equivalent rights granted shall be subject to the same vesting terms as the related Restricted Stock Units.
9.5No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.
10.Stock-Based Awards.
10.1Grant of Stock-Based Awards. A Stock-Based Award may be granted to any Eligible Person selected by the Committee. A Stock-Based Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee. The Committee shall determine the terms and conditions of such Awards, and such Awards may be made without vesting requirements. In addition, the Committee may, in connection with any Stock-Based Award, require the payment of a specified purchase price.
10.2Rights as Stockholder. Subject to the foregoing provisions of this Section 10 and the applicable Award Agreement, upon the issuance of shares of Common Stock under a Stock-Based Award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. If a Participant has the right to receive dividends paid with respect to the Stock-Based Award, such dividends shall be subject to the same vesting terms as the related Stock-Based Award, if applicable.
11.Change in Control.
11.1Effect on Awards. Upon the occurrence of a Change in Control, all outstanding Awards shall either (a) be continued or assumed by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent (with such continuation or assumption including conversion into the right to receive securities, cash or a combination of both), or (b) substituted by the surviving company or corporation or its parent of awards (with such substitution including conversion into the right to receive securities, cash or a combination of both), with substantially similar terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards or other relevant factors, and with any applicable performance conditions adjusted pursuant to Section 12 or deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee (with the Award remaining subject only to time vesting), unless otherwise provided in an Award Agreement).
11.2Certain Adjustments. To the extent that outstanding Awards are not continued, assumed or substituted pursuant to Section 11.1 upon or following a Change in Control, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof):
(a)acceleration of exercisability, vesting and/or payment of outstanding Awards immediately prior to the occurrence of such event or upon or following such event;
(b)upon written notice, providing that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and
(c)cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change in Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if there is no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Common Shares in connection with the Change in Control.

11.3Certain Terminations of Service. Notwithstanding the provisions of Section 11.1, if a Participant’s Service with the Company and its Subsidiaries is terminated upon or within twenty four (24) months following a Change in Control by the Company without Cause or upon such other circumstances as determined by the Committee, the unvested portion (if any) of all outstanding Awards held by the Participant shall immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee, unless otherwise provided in an Award Agreement.
11.4Definition of Change in Control. Unless otherwise defined in an Award Agreement or other written agreement approved by the Committee, “Change in Control” means, and shall occur, if:
(a)any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities;
(b)during any period of two consecutive years (the “Board Measurement Period”) individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section, or a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;
(c)a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or
(d)the stockholders of the Company approve the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.
Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.
12.Performance Goals; Adjustment. The Committee may provide for the performance goals to which an Award is subject, or the manner in which performance will be measured against such performance goals, to be adjusted in such manner as it deems appropriate, including, without limitation, adjustments to reflect charges for restructurings, non-operating income, the impact of corporate transactions or discontinued operations, events that are unusual in nature or infrequent in occurrence and other non-recurring items, currency fluctuations, litigation or claim judgements, settlements, and the effects of accounting or tax law changes. In addition, with respect to a Participant hired or promoted following the beginning of a performance period, the Committee may determine to prorate the performance goals in respect of such Participant’s Awards for the partial performance period.
13.Forfeiture Events.
13.1General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause, violation of laws, regulations or material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant, application of a Company clawback policy relating to financial restatement, or other conduct by the Participant that is detrimental to the business or reputation of the Company.
13.2Termination for Cause.
(a)Treatment of Awards. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of Service for Cause or (2) after termination, the Participant engages in conduct that violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 13.3 below. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs, whether the Participant engaged in an act or omission which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 13.2.
(b)Definition of Cause. “Cause” means with respect to a Participant’s termination of Service, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant (or where there is such an agreement but it does not define “cause” (or words of like import, which shall include but not be limited to “gross misconduct”)), termination due to a Participant’s (1) failure to substantially perform Participant’s duties or obey lawful directives that continues after receipt of written notice from the Company and a ten (10)-day opportunity to cure; (2) gross misconduct or gross negligence in the performance of Participant’s duties; (3) fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (4) conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (5) material breach or violation of any agreement with the Company or its Affiliates, any restrictive covenant applicable to Participant, or any Company policy (including, without limitation, with respect to harassment); or (6) other conduct, acts or omissions that, in the good faith judgment of the Company, are likely to materially injure the reputation, business or a business relationship of the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant that defines “cause” (or words of like import, which shall include but not be limited to “gross misconduct”), “cause” as defined under such agreement. With respect to a termination of Service for a non-employee director, Cause means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. Any voluntary termination of Service by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for Cause.
13.3Right of Recapture.
(a)General. If at any time within one (1) year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock-Based Award, Restricted Stock Award or Restricted Stock Unit vests, is settled in shares or otherwise becomes payable, or on which income otherwise is realized or property is received by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, (ii) the Committee determines in its discretion that the Participant is subject to any recoupment of benefits pursuant to the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment, settlement or other realization of income or receipt of property by the Participant in connection with an Award, shall be repaid by the Participant to the Company upon notice from the Company, subject to applicable law. Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. To the extent not otherwise prohibited by law, the Company shall have the right to offset the amount of such repayment obligation against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).
(b)Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the
Participant should have received based on the accounting restatement, in accordance with (i) any compensation recovery, “clawback” or similar policy, as may be in effect from time to time to which such Participant is subject and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.
14.Transfer, Leave of Absence, Etc. For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service: (a) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employee’s right to re-employment is protected either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.
15.General Provisions.
15.1Status of Plan. The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.
15.2Award Agreement. An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or other amounts or securities subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of a Change in Control and/or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.
15.3No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof or as otherwise provided by the Committee to the extent not prohibited under Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) retirement plan or other applicable retirement or pension plan. In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. Any transfer permitted under this Section 15.3 shall be for no consideration.
15.4No Right to Employment or Continued Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.
15.5Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.4 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions. Should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.
15.6Trading Policy and Other Restrictions. Transactions involving Awards under the Plan shall be subject to the Company’s insider trading and Regulation FD policy and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time.
15.7Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments pursuant to this Plan or any Award granted hereunder shall be treated as a right to receive a series of separate and distinct payments. For the avoidance of doubt, each applicable tranche of Common Shares subject to vesting under any Award shall be considered a right to receive a series of separate and distinct payments. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
15.8Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

15.9Substitution or Assumption of Awards in Corporate Transactions. The Committee may grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity, in substitution for awards previously granted by such corporation or other entity or otherwise. The Committee may also assume any previously granted awards of a former employee or a current employee, director, consultant or other service provider of another corporation or entity that becomes an Eligible Person by reason of such corporation transaction. The terms and conditions of the substituted or assumed awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. To the extent permitted by applicable law and the listing requirements of the NYSE or other exchange or securities market on which the Common Shares are listed, any such substituted or assumed awards shall not reduce the Share Reserve.
15.10Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value in each case up to the maximum statutory tax rates in the applicable jurisdiction or as the Committee may approve in its discretion (provided that such withholding does not result in adverse tax or accounting consequences to the Company), or similar charge required to be paid or withheld. The Company shall have the power and the right to require a Participant to remit to the Company the amount necessary to satisfy federal, state, provincial and local taxes, domestic or foreign, required by law or regulation to be withheld, and to deduct or withhold from any shares of Common Stock deliverable under an Award to satisfy such withholding obligation.
15.11Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.
15.12Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.
15.13Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.
15.14Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
15.15Governing Law. The Plan, all Awards and all Award Agreements, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to the Plan, any Award or Award Agreement, or the negotiation, execution or performance of any such documents or matter related thereto (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with the Plan, any Award or Award Agreement, or as an inducement to enter into any Award Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations and repose, but without regard to any borrowing statute that would result in the application of the statute of limitations or repose of any other jurisdiction.
15.16No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

15.17No Guarantees Regarding Tax Treatment. Neither the Company nor the Committee make any guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a Person with respect thereto.
15.18Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan.
15.19Awards to Non-U.S. Participants. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 15.19 by the Committee shall be attached to this Plan document as appendices.
16.Term; Amendment and Termination; Stockholder Approval.
16.1Term. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the “Effective Date”). Subject to Section 16.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.
16.2Amendment and Termination. The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of NYSE or other exchange or securities market. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

Amendment No. 1 to the
ATI Physical Therapy, Inc.
2021 EQUITY INCENTIVE PLAN
As adopted by resolution of the Board of Directors on April 13, 2022
The ATI Physical Therapy Inc. 2021 Equity Incentive Plan (“Plan”) is hereby amended by replacing Section 4.1 with the following:
4.1 Number of Shares Reserved. Subject to adjustment as provided in Section 4.2 and Section 4.4 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal 21,289,233. Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal 21,289,233. In addition, the Share Reserve and the shares of Common Stock available for issuance as Incentive Stock Options shall be increased by the number of shares of Common Stock, if any, up to a maximum of 837,166 shares of Common Stock, that (i) were distributed by Wilco Acquisition, LP (the “Partnership”) to a participant in the Wilco Acquisition, LP 2016 Equity Incentive Plan pursuant to the terms of a restricted stock agreement between such participant, the Company and the Partnership and (ii) were or are forfeited by the participant. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.
Except as amended above, the terms of the Plan shall be and remain unchanged, and the Plan as amended is hereby ratified and confirmed and shall remain in full force and effect.

Amendment No. 2 to the
ATI Physical Therapy, Inc.
2021 EQUITY INCENTIVE PLAN
As adopted by resolution of the Board of Directors on March 21, 2023
The ATI Physical Therapy Inc. 2021 Equity Incentive Plan (“Plan”) is hereby amended by replacing Section 4.1 with the following:
4.1 Number of Shares Reserved. Subject to adjustment as provided in Section 4.2 and Section 4.4 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal 58,289,233. Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal 58,289,233. In addition, the Share Reserve and the shares of Common Stock available for issuance shall be increased by the number of shares of Common Stock, if any, that were or are forfeited by the participant. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.
Except as amended above, the terms of the Plan shall be and remain unchanged, and the Plan as amended is hereby ratified and confirmed and shall remain in full force and effect.

Appendix B
Amendment No. 3 to the
ATI Physical Therapy, Inc.
2021 EQUITY INCENTIVE PLAN
As adopted by resolution of the Board of Directors on April 25, 2024
The ATI Physical Therapy Inc. 2021 Equity Incentive Plan (“Plan”) is hereby amended by replacing Section 4.1 with the following:
4.1 Number of Shares Reserved. Subject to adjustment as provided in Section 4.2 and Section 4.4 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal 5,665,785. Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal 5,665,785. In addition, the Share Reserve and the shares of Common Stock available for issuance shall be increased by the number of shares of Common Stock, if any, that were or are forfeited by the participant. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.
Except as amended above, the terms of the Plan shall be and remain unchanged, and the Plan as amended is hereby ratified and confirmed and shall remain in full force and effect.
B-1

ATI PHYSICAL THERAPY, INC.
C/O PROXY SERVICES
P.O. BOX 9163
FARMINGDALE, NY 11735

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATIP2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39167-P05550 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATI PHYSICAL THERAPY, INC.

The Board of Directors recommends you vote FOR the following proposals:

Nominees		For All	Withhold All	For All Except
01) Joanne Burns	06) John Larsen	☐	☐	☐
02) James Parisi	07) Carmine Petrone			
03) Sharon Vitti	08) Randy Raisman			
04) Daniel Dourney	09) Andrew Shannahan			
05) Jeff Goldberg				

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

V39168-P05550

ATI PHYSICAL THERAPY, INC.
PROXY
FOR THE ANNUAL MEETING OF STOCKHOLDERS
1:00 p.m., JUNE 12, 2024
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John L. Larsen and Erik Kantz and each of them, as Proxy, each with full power of substitution, to vote all of the stock of ATI Physical Therapy, Inc. standing in the undersigned's name at the Annual Meeting of Stockholders of ATI Physical Therapy, Inc. to be held via live audio webcast at www.virtualshareholdermeeting.com/ATIP2024, on June 12, 2024 at 1:00 p.m., Central Time, and at any adjournment or postponement thereof for all matters as indicated upon the reverse side, and at their discretion, upon other matters that may properly come before the meeting. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

This proxy will be voted as specified on the reverse side. If no choice is specified, the proxy will be voted identical to the Board of Directors' recommendation on each proposal.

(Continued and to be signed on the reverse side.)